                                                                  Exhibit (b)(2)




                       NationsBanc Montgomery Securities



                                     [LOGO]



                    A Presentation to the Board of Directors
                               February 12, 1998

Table of Contents

Description of Ferrari                                                    I

Transaction Overview                                                     II
     - Summary Term Sheet
     - Rationale for the Acquisition
     - Transaction Risks
     - Recent Restaurant Buyout Offers

Valuation Analysis of Ferrari                                           III
     - Multiples Analysis
     - Summary Valuation Analysis
     - Analysis of Premiums Paid
     - Analysis of Comparable Public Companies
     - Analysis of Comparable M&A Transactions
     - Discounted Cash Flow Analysis

Summary                                                                 IV

Description of Ferrari

Overview of Ferrari

History

- Ferrari (the "Company") was founded in Massachusetts in 1981 by the Company's Founder, President and Chief Executive Officer Joseph Crugnale. As of December 1997, the Company operated 85 restaurants located in the Northeastern and Mid-Atlantic regions under the name of "Bertucci's Brick Oven Pizzeria."

- The Company is one of the originators of the wood-burning, brick-oven gourmet pizza restaurant concept. The Company operates full-service, relaxed family-style restaurants committed to offering affordable priced, high quality cuisine.

General Business Overview

- Ferrari seeks to distinguish itself from its competitors in the family and adult casual-dining segments through offering a contemporary European style design, centered around a large-display area with brick oven and a moderately-priced menu that features fresh, natural ingredients with an emphasis on baked pizzas and creative pasta dishes.

- The restaurants are open daily for lunch and dinner. The average check per customer is approximately $8.00 to $10.00. Alcohol accounts for less than 10% of total net sales.

- The Company's restaurants seat approximately 160 people with an average unit size of approximately 5,700 square feet. The average cost of opening a typical restaurant has been approximately $1.4 million. The company operates all its restaurants and currently has no plans to develop a franchise program.

Selected Management Profiles

- Joseph Crugnale, 46, has been the President of the Corporation since its founding in 1984. Mr. Crugnale is the former owner of Steve's Ice Cream. At the time he acquired Steve's in 1977, it was a one store ice cream shop. When Mr. Crugnale sold Steve's in 1983, the company had grown to a 26-store operation.

- Norman Mallett, 51, has been the Vice President - Finance, the Treasurer, and the Chief Financial Officer of the Company since 1991. Mr. Mallett served as the Director of Finance of the Company from 1987 to 1991. Prior to joining the Company, Mr. Mallett had been employed for 15 years by Shoney's South, Inc.

Recent Issues

Lack of Market Visibility

- Small Market Capitalization - approximately $55.5 million ($6.125 share price 2/10; 8.9 million shares outstanding)

- Low average weekly trading volume - 43,000 shares (last twelve months of trading).

- Stagnant stock price - $6.16 per share average stock price (last twelve months).

Lowest Multiples Among Comparable Companies with Recent Performance Issues

- 4.5x EBITDA multiple versus 6.2x average comparable company EBITDA multiple.

-    10.6x EBIT multiple versus 10.7x average comparable company EBIT multiple.

- 0.5x Revenue multiple versus 1.3x average comparable company Revenue multiple.

Lack of Visibility with Research

-    Latest research issued by Schroder Wertheim in March 1997.

-    NMS issued last research report on February 16, 1996.

History of Earnings Shortfalls

-    Recently announced Q4 1997 earnings shortfall of $0.07 per share.

- Missed earnings expectations for several quarters including Q2 1994, Q4 1993, Q1 1993, and Q4 1992.

- Actually exceeded Q4 1996 earnings estimates by 100% yet had no price movement.

Geographic Concentration and Competitive Market Segment

-    Operations concentrated in the Northeast.

-    Italian and Pizzeria concept markets are saturated.

-    Limited success with growth outside the Northeast.

Historical Income Statement
--------------------------------------------------------
Dollars in millions, except per share data

                                                           Historical
                                                  ------------------------------
                                                   1995        1996        1997
                                                  ------      ------      ------
Net Sales                                         $120.3      $128.0      $136.7
Cost of Sales                                       31.1        32.5        34.1
                                                  ------      ------      ------
Gross Profit                                        89.2        95.6       102.6

Operating Expenses (1)                              75.2 (2)    80.3        87.5

Net Operating Income                                14.0        15.2        15.1

Depreciation                                         9.1         8.8         8.6
                                                  ------      ------      ------
EBIT                                                 4.9         6.4         6.5

Depreciation                                         9.1         8.8         8.6
                                                  ------      ------      ------
EBITDA                                              14.0        15.2        15.1

Interest Income                                      0.0         0.0         0.0
Interest Expense                                     1.3         1.3         1.0
                                                  ------      ------      ------

Pre-tax Income                                       3.7         5.2         5.5
Income Taxes                                         1.4         1.9         2.0
                                                  ------      ------      ------
Net Income                                        $  2.3      $  3.2      $  3.5
                                                  ------      ------      ------
                                                  ------      ------      ------

Earnings Per Share                                $ 0.27      $ 0.36      $ 0.39
Shares Outstanding                                   8.7         8.9         8.9

Margins:
---------------------------------------------------------------------------------
Sales Growth                                                     6.5%        6.8%
Cost of Sales (% of sales)                          25.8%       25.4%       24.9%
Operating Expenses (% of Sales)                     62.5%       62.7%       64.0%
Depreciation (% of Sales)                            7.6%        6.9%        6.3%
Tax Rate                                            37.5%       37.5%       36.4%

EBIT Margin                                          4.1%        5.0%        4.8%
EBITDA Margin                                       11.7%       11.9%       11.1%
Pre-Tax Margin                                       3.1%        4.0%        4.0%
Net Margin                                           1.9%        2.5%        2.6%

----------------
(1)  Operating Expenses includes G&A and Taxes other than Income Taxes.

Historical and Projected Balance Sheet
---------------------------------------
Dollars in millions


                                                             Actual
                                                     FY Ended December 31,
                                                    -----------------------
                                                     1995     1996     1997
                                                    ------   ------   ------
CURRENT ASSETS
Cash                                                $  1.4   $  4.3   $  6.1
Accounts Receivable                                    0.2      0.2      0.2
Inventories                                            1.0      1.0      1.2
Other Current Assets                                   2.0      2.1      2.0
                                                    ------   ------   ------
TOTAL CURRENT ASSETS                                $  4.5   $  7.6   $  9.5


PROPERTY, PLANT & EQUIPMENT (NET)                     89.9     91.9     91.5

OTHER ASSETS                                           4.6      3.1      3.1

GOODWILL AND INTANGIBLE ASSETS                         --       --       --

TOTAL ASSETS                                        $ 98.9   $102.5   $104.2
                                                    ------   ------   ------
                                                    ------   ------   ------

LIABILITIES AND SHAREHOLDERS' EQUITY
Accounts Payable                                    $  4.2      4.2   $  6.0
Accrued Expenses                                       0.5      1.0      1.7
Accrued Payroll                                        2.4      3.3      3.7
Other Liabilities                                      2.6      1.9      1.3
                                                    ------   ------   ------
TOTAL CURRENT LIABILITIES                              9.7     10.4     12.7

Deferred Rent                                          5.6      6.1      6.6
Notes Payable                                          0.1      0.1      0.0
Total Bank Debt                                       19.5     18.5     13.5
Senior Sub Debt                                        --       --       --

Stockholders' Equity                                  64.1     67.5     71.4

Total Liabilities and Stockholders' Equity          $ 98.9   $102.5   $104.2
                                                    ------   ------   ------
                                                    ------   ------   ------


                                                     1995     1996     1997
                                                    ------   ------   ------
RATIOS:
Receivable Days                                        0.5      0.5      0.6
Payable Days                                          49.9     47.0     64.0
Inventory Turns                                       32.7     31.0     27.9
Other Current Assets (% of Revenue)                    1.7%     1.5%     1.5%
Other Assets (% of Sales)                              3.8%     2.4%     2.3%
Accrued Expenses (% of Revenues)                       0.4%     0.8%     1.2%
Accrued Payroll (% of Revenues)                        2.0%     2.6%     2.7%
Other Liabilities (% of Total Sales)                   2.1%     1.5%     0.9%
Capex (% of Sales)                                    23.0%     8.4%     6.5%
Capex                                                 27.6     10.8      8.9
Depreciation & Amortization                            9.1      8.8      8.6
Deferred Rent                                          5.6      6.1      6.6


Shareholder Profile
------------------------------------------------------------------------------



    Directors and
   Executive Officers          Holdings      % of Total           Institutions             Holdings       % of Total
--------------------------    -----------    ----------       ----------------------      ------------    ------------
Joseph Crugnale                2,177,710        24.7%         TCW GROUP INC.                 388,700          4.4%
E. Bulkeley Griswold               7,000          *           PRUDENTIAL INS CO/AMER         235,400          2.7%
Robert L. Lestina, Jr.             3,000          *           MASSACHUSETTS FINL SVCS        185,000          2.1%
James Westra                       4,499          *           VANGUARD GROUP INC.            129,000          1.5%
Allan J. Steinmetz                     0          *           SPEAR LEEDS & KELLOGG          128,566          1.5%
Theodore R. Barber                 1,000          *           RYBACK MANAGEMENT CORP         126,800          1.4%
Norman S. Mallett                 53,000          *           BARCLAYS BANK PLC              123,899          1.4%
                               ------------     -----         ROSENBERG INST. EQ. MGMT       103,900          1.2%
TOTAL INSIDERS                 2,246,209        25.4%         KENNEDY CAPITAL MGMT            65,000           *
                                                              Other                          855,391           9.7%
5% Institutional Holders        Holdings     % of Total                                    -----------       -------
--------------------------    -----------    ----------       Total Institutions           1,952,956          22.1%
FIDELITY MGMT & RES CORP/        722,400         8.2%
DIMENSIONAL FUND ADVS.           502,600         5.7%         Retail Float                 2,956,801          33.5%
FRANKLIN RESOURCE INC.           448,000         5.1%
                              -----------    ----------       Total Shares Outstanding     8,828,966         100.0%
Total 5% Holders               1,673,000        18.9%



----------------------------
Source: Latest Proxy (excluding 61,400 options held by the
Directors and Executive Officers as a group), 10-K and Spectrum Holdings. *indicates less than 1% of shares outstanding.

Historical Price and Volume -- IPO to 2/10/98
--------------------------------------------------------------------------





                               [GRAPH]

Cumulative Distribution of Shares at Various Prices
--------------------------------------------------------------------------------
2/5/97 - 2/10/98

                                  [Graph Omitted]



Price Range           Shares Traded            %             Cum. %
-------------         -------------       -----------    -------------

$5.00 - $5.50             363,500              3.4%          3.4%
$5.50 - $6.00           1,910,500             17.7%         21.1%
$6.00 - $6.50           6,355,500             58.9%         79.9%
$6.50 - $7.00           2,165,300             20.1%        100.0%
-------------         -------------       -----------
Total Volume Traded    10,794,800            100.0%



Source: Stock price and volume traded figures from FactSet Research Systems

Transaction Overview

Summary Term Sheet

Form of Transaction:    Cash for stock merger. A newly formed company, Ten
                        Ideas, Inc. ("Buyer") will purchase shares of Ferrari
                        Common Stock. A "going-private," reverse triangular cash merger of a wholly-owned subsidiary of the Buyer with and into the Company, resulting in the cash-out of the public shareholders and the Company becoming a wholly-owned subsidiary of the Buyer.

Consideration:          Each share of Ferrari common stock issued and
                        outstanding (approximately 8,948,324 shares fully-diluted) will be purchased for $8.00 per share which represents a premium of approximately 31.0%
                        ($6.125 as of 2/10/98).

Accounting
Treatment:              Purchase accounting

Tax Treatment:          The transaction will be a taxable event for the
                        shareholders of Ferrari.


Financing:              The transaction will be financed by a combination of
                        senior term and revolving debt, subordinated debt or other equity interests in the Buyer based on a fully financed commitment letter to be received from BancBoston Securities prior to executing the merger agreement.

Equity: Joseph Crugnale and certain other members of management will roll-over 100% of their existing equity in the Company into the Buyer, and afford management participation in ownership of Buyer post-closing.

Options Treatment:      Holders of outstanding options of Ferrari (representing
                        approximately 297,550 shares) will be included in the merger.

Representations
and Warranties:         Standard Buyer and Seller Representations and
                        Warranties.

No Shop: No Shop provision with a restriction on solicitation of competing offers provided, however, that there are no restrictions on responding to unsolicited offers or inquiries.

Conditions to Closing:  - Approval of Special Committee and Board of Directors
                        - Approval of Ferrari's shareholders
                        - Receipt of a Fairness Opinion
                        - Absence of litigation
                        - Satisfactory bring down of Representations of Warranties
                        - No material adverse change in the business of Ferrari
                        - No governmental prohibition


Timing:                 - Announce to market on Friday, February 13, 1998
                        - File proxy/prospectus with SEC
                        - Close immediately following Ferrari's shareholder approval

Termination:            - Customary termination events

Rationale for Acquisition

Public Scrutiny:        The pressure of public markets to show continuous growth
                        in stores and quarterly earnings has become counterproductive and conflicts with management's view that more controlled, localized growth is in the best long term interest of the business.

Immediate Liquidity:    The proposed merger would maximize shareholder value
                        more effectively than a recapitalization or extraordinary cash dividend to shareholders, which would not resolve the underlying causes of the Company's under-performance in the market's view, and would likely be tax inefficient to the stockholders.

Growth Potential:       At a more measured growth pace, the Company's cash flow
                        is adequate to support the debt necessary to consummate a transaction such as the proposed merger, but likely is not adequate to support the type of growth needed to significantly enhance stock value, even to the level represented by the terms of the proposal.

Maximize
Shareholder Value:      Ferrari has a market capitalization of approximately $55
                        million dollars, an average weekly trading volume of 43,000 over the past twelve months and an inactive share price. Ferrari shareholders would gain liquidity as well as a premium of approximately 31% based on the 2/10/98 price of $6.125.

Transaction Risks

Conflicts of Interest:  The transaction involves Management taking the company private and therefore presents an appearance of conflicts of interest. In order to avoid these concerns, the Company has created a Special Committee of Independent Directors to negotiate and evaluate management's proposal.

Shareholder
Lawsuits:               Historically, transactions involving management have
                        given rise to shareholder lawsuits which attempt to increase the purchase price and may inhibit the ultimate consummation of the transaction.

Super-Majority
Shareholder Vote:       Under Massachusetts Corporate Law, approval of the
                        merger requires a two-thirds super-majority vote of shareholders as opposed to a simple 51% majority vote.

Recent Restaurant Buyout Offers
-----------------------------------------------------------------------------


               Price Prior          Offer            Implied
                 to Ann.            Price            Premium             Result
               -----------         -------           ---------           -----------------------------------
Sbarro*          $26.63            $28.50               7.0%             Pending. Announced 1/20/98;
                                                                         shareholder lawsuit filed 1/27/98.

Davco            $13.38            $18.00              34.6%             Pending. Announced 10/97;
                                                                         Shareholder lawsuit filed.

Ground Round      $1.50             $1.65              10.0%             Completed. Announced 9/2/97;
                                                                         closed 12/2/97.

Perkins          $10.88            $13.00              19.5%             Completed. Announced 8/4/97;
                                                                         shareholder lawsuit filed;
                                                                         settlement reached: $14 per share
                                                                         and co. agreed to pay $0.32
                                                                         dividend.

NPC Intl.         $6.25             $9.00              44.0%             Withdrawn. Announced
                                                                         11/6/95; shareholder lawsuit filed;
                                                                         withdrawn 12/11/95.


* Company announced weaker than expected Q4 earnings and warned of weak future earnings simultaneously with the buyout offer.

-------------------------------------------------------------------------------
Valuation Analysis of Ferrari

                                               ---------------------------------
                                                       MULTIPLES ANALYSIS
                                               ---------------------------------

Analysis at Various Prices
-------------------------------------------------------------------------------
(dollars in millions)

Ferrari Current Stock Price (1)                           $   6.125  $    7.00  $    7.50  $    8.00  $    8.50  $    9.00
Premium                                                         0.0%      14.3%      22.4%      30.6%      38.8%      46.9%
Ferrari Current Fully Diluted S/O (2):                          8.9        8.9        8.9        8.9        8.9        8.9
---------------------------------------------------------------------------------------------------------------------------
Fully Diluted Equity Value:                               $    54.8  $    62.6  $    67.0  $    71.5  $    76.0  $    80.5
---------------------------------------------------------------------------------------------------------------------------
1997 Net Debt (3)                                         $    14.1  $    14.1  $    14.1  $    14.1  $    14.1  $    14.1
---------------------------------------------------------------------------------------------------------------------------
Aggregate Value:                                          $    68.8  $    76.7  $    81.1  $    85.6  $    90.1  $    94.5
---------------------------------------------------------------------------------------------------------------------------

Aggregate Value/:
                                                                                           ----------
Revenues (4)
  1997                                $   136.7                 0.5x       0.6x       0.6x       0.6x       0.7x       0.7x
  1996                                $   128.0                 0.5x       0.6x       0.6x       0.7x       0.7x       0.7x

EBITDA (4)
  1997                                $    15.1                 4.5x       5.1x       5.4x       5.7x       5.9x       6.2x
  1996                                $    15.2                 4.5x       5.0x       5.3x       5.6x       5.9x       6.2x

EBIT (4)
  1997                                $     6.5                10.6x      11.8x      12.4x      13.1x      13.8x      14.5x
  1996                                $     6.4                10.7x      11.9x      12.6x      13.3x      14.0x      14.7x

Total Ferrari Restaurants (5)
                                           85                $  0.8     $  0.9      $ 1.0      $  1.0     $ 1.1     $  1.1
Equity Value/:

Net Income (4)
  1997                                $     3.5                15.6x      17.8x      19.1x      20.4x      21.7x      22.9x
  1996                                $     3.2                17.0x      19.4x      20.8x      22.2x      23.6x      24.9x
                                                                                           ----------

------------------------

(1) Current stock price as of 2/10/98.

(2) Fully diluted shares outstanding assumes the treasury method for the 297,550 options exercisable as of 2/10/98.

(3) Net debt as of 12/27/97. Calculated as debt plus deferred liabilities minus cash.

(4) LTM for the period ended 12/27/97.

(5) Ferrari Restaurants includes 84 existing restaurants as of 12/27/97 and 1 Sal & Vinnie's Steakhouse.

--------------------------------------------------------------------
--------------------------------------------------------------------

                   SUMMARY VALUATION ANALYSIS

--------------------------------------------------------------------
--------------------------------------------------------------------

Ferrari Valuation Summary
-----------------------------------------------------------------------

Valuation Methodologies

                                                                                                           Equity Value Range
                                                                                                               Per Share
                                                                                                           ------------------
Methodology 1:    Premiums Paid Analysis                                                                      Low      High
--------------    ------------------------------------------------                                           -----     -----
                  The difference between the acquisition cost and                  Selected Transactions:    $7.37  -  $8.05
                  the market capitalization is the control premium.            Recent Restaurant Buyouts:    $7.32  -  $7.53
                  This analysis determines the average premiums
                  that have been paid to purchase companies of
                  similar size to Ferrari.


Methodology 2:    Comparable Public Company Methodology
--------------    ------------------------------------------------
                  A selected number of publicly traded companies                  Growth Restaurants with
                  which are deemed to be the most comparable to                       Performance Issues:    $6.00  - $10.00
                  the company are analyzed with respect to both          Selected Comparable Restaurants:    $5.99  - $ 8.56
                  operating performance and valuation data,
                  resulting in an implied public market valuation.


Methodology 3:    Comparable M&A Transaction Methodology
--------------    ------------------------------------------------
                  Selected pending and completed M&A transactions       Selected Restaurant Transactions:    $6.94 -  $ 8.15
                  are analyzed in a similar fashion to method 1.             Comparable LBO Transactions:    $7.00 -  $11.00
                  This analysis focuses on multiples paid in the
                  most comparable change of control transactions,
                  therefore reflecting theoretical values which
                  could be paid for the company.


Methodology 4:    Discounted Cash Flow Methodology
--------------    ------------------------------------------------
                  The company's long-term earnings potential is analyzed                                     $7.01  -  $9.37
                  by looking at its ability to generate free cash flow
                  to the investor. The cash flow generated by the
                  company and the potential terminal value of the
                  company five years out is discounted back to reflect
                  the net present value of those returns.


                                                                                                            -----------------
                                                  Indicated Valuation Range                                | $7.00  -  $9.00 |
                                                                                                            -----------------


Ferrari Valuation Summary
--------------------------------------------------------------------


                        [Graph Omitted]

                          Methodology 1
--------------------------------------------------------------------
--------------------------------------------------------------------

                    ANALYSIS OF PREMIUMS PAID

--------------------------------------------------------------------
--------------------------------------------------------------------

Summary Analysis of Premiums Paid Over Pre-Announcement Price(1)
--------------------------------------------------------------------
1/1/97 to 1/29/98


                                              ONE DAY         ONE WEEK       30 DAYS
                                              -------         --------       -------
Median Premium                                20.3%           26.5%          31.4%
Implied Value based on  Price of $6.125       $7.37           $7.75          $8.05


$8.00 Offer Premium Over Price:               Current         1 Week Ago     1 Month Ago
                                               $6.125           $6.19          $6.44
                                                30.6%           29.3%          24.3%

                                              3 Months Ago    6 Months Ago   1 Year Ago
                                                $6.38           $5.63          $5.56
                                                25.5%           42.2%          43.8%

------------------------

(1) Based on acquisitions between $50 million and $200 million, excluding technology and biotech deals.

Source: Securities Data Company

Selected Acquisitions Premiums Paid Analysis - $50 to $200 million (1)
--------------------------------------------------------------------------------
1/1/97 to 1/29/98

                                                                                          Market Price           Market Premium
                                                                        Acquisition  Prior to Announcement   Prior to Announcement
                                                                   Ann.    Price   ------------------------ ------------------------
Target                           Acquiror                          Date  Per Share One Day One Week 30 Days One Day One Week 30 Days
-------------------------------- -------------------------------  ------ --------- ------- -------- ------- ------- -------- -------
Ambassador Bk of Commonwealth    Fulton Finl Corp,Lancaster,PA   01/26/98  $34.72  $27.50   $27.00   $27.25   26.3%   28.6%   27.4%
TransAmerican Waste Industries   USA Waste Services Inc          01/27/98    1.57    1.44     1.59     1.22    9.2%   (1.5)%  28.8%
BT Office Products Intl Inc      Koninklijke KNP BT NV           01/23/98   10.50   10.38     7.69     7.69    1.2%   36.6%   36.6%
Buttrey Food and Drug Stores     Albertson's Inc                 01/21/98   15.50   10.75    10.75    10.50   44.2%   44.2%   47.6%
Casino Magic Corp                Grand Casinos Inc               01/21/98    1.77    2.03     1.53     1.22  (12.9)%  15.6%   45.2%
Meridian Point Realty Trust      EastGroup Properties            01/15/98    6.75    6.13     5.13     4.50   10.2%   31.7%   50.0%
Schult Homes Corp                Oakwood Homes Corp              01/07/98   22.50   22.25    20.38    18.88    1.1%   10.4%   19.2%
National Media Corp              ValueVision International Inc   01/06/98    3.26    3.44     2.75     3.81     NA    18.5% (14.5)%
FP Bancorp,Escondidio,CA         Zions Bancorp,Utah              12/30/97   27.27   23.50    21.50    21.50   16.0%   26.8%   26.8%
Holmes Protection Group Inc      Tyco International Ltd          12/30/97   17.00   18.00    18.00    19.75   (5.6)%  (5.6)%(13.9)%
United Fed Svgs Bk,Rocky Mount   Triangle Bancorp,Raleigh,NC     12/27/97   22.05   17.00    12.50    11.75   29.7%   76.4%   87.7%
Union Corp                       Outsourcing Solutions Inc       12/24/97   31.50   27.50    27.75    25.50   14.5%   13.5%   23.5%
Essex County Gas                 Eastern Enterprises             12/23/97   49.36   39.00    31.75    30.63   26.6%   55.5%   61.2%
First Home Bancorp Inc,NJ        Sovereign Bancorp,PA            12/20/97   31.25   30.00    28.75    23.75    4.2%    8.7%   31.6%
Network Long Distance Inc        IXC Communications Inc          12/20/97    9.29    7.88     7.75     8.13   18.0%   19.9%   14.3%
Southwest Bancshares Inc,IL      Alliance Bancorp,Chicago,IL     12/18/97   32.35   28.00    25.00    25.50   15.5%   29.4%   26.9%
Suburban Ostomy Supply Co Inc    Invacare Corp                   12/18/97   11.75   10.88    10.38    10.38    8.0%   13.3%   13.3%
Franklin Bancorp,Washington,DC   BB&T Corp,Winston-Salem,NC      12/17/97   22.45   18.50    17.00    14.50   21.4%   32.1%   54.8%
Progressive Bank,Pawling,NY      Hudson Chartered Bancorp,NY     12/17/97   41.86   36.63    36.00    33.00   14.3%   16.3%   26.8%
Carnegie Bancorp,Princeton,NJ    Sovereign Bancorp,PA            12/16/97   35.50   32.00    31.25    25.63   10.9%   13.6%   38.5%
Christiana Cos Inc               EVI Inc(Camac Holdings Inc)     12/16/97   33.39   40.75    41.63    40.88  (18.1)%  (19.8)%(18.3)%
MSB Bancorp Inc,Goshen,NY        Hubco Inc,Mahwah,New Jersey     12/16/97   36.02   27.63    27.38    26.38   30.4%   31.6%   36.6%
Perpetual Midwest Finl Inc       Commercial Federal,Omaha,NE     12/16/97   30.67   27.75    28.50    26.00   10.5%    7.6%   18.0%
First State Corp,Albany,Ga       Regions Finl,Birmingham,AL      12/12/97   23.38   19.75    18.88    20.00   18.4%   23.9%   16.9%
Somerset Savings Bank,MA         UST Corp,Boston,MA              12/11/97    5.63    4.88     4.88     5.00   15.5%   15.5%   12.6%
Deflecta-Shield Corp             Lund International Holdings     11/29/97   16.00   12.00    12.00     9.00   33.3%   33.3%   77.8%
RedFed Bancorp Inc,Redlands,CA   Golden State Bancorp Inc        11/29/97   20.75   20.38    20.38    19.38    1.8%    1.8%    7.1%
Universal Hospital Services      Investor Group                  11/27/97   15.50   12.00    12.00    12.38   29.2%   29.2%   25.3%
New Jersey Steel(Von Roll)       Co-Steel Inc                    11/22/97   23.00    8.75     8.50     8.63  162.9%  170.6%  166.7%
Meritrust Fed Svgs Bk,LA         Whitney Holding Corp,Louisiana  11/21/97   73.00   51.22    51.50    49.75   42.5%   41.7%   46.7%
BCB Financial Services Corp,PA   Heritage Bancorp,Pottsville,PA  11/20/97   29.85   22.00    21.88    23.00   35.7%   36.5%   29.8%
Charter Financial Inc,Illinois   Magna Group Inc, St. Louis,MO   11/20/97   22.89   21.06    21.50    21.00    8.7%    6.5%    9.0%
Century Finl Corp,Rochester,PA   Citizens Bancshares Inc,OH      11/18/97   26.56   19.00    18.75    16.50   39.8%   41.7%   61.0%
Granite Financial Inc            Fidelity National Financial     11/18/97   17.00   10.75    10.75    10.88   58.1%   58.1%   56.3%
CoBancorp Inc                    FirstMerit Corp,Akron,OH        11/04/97   44.50   40.25    34.00    29.25   10.6%   30.9%   52.1%
ILC Technology Inc               BEC Group Inc                   11/01/97   24.53   11.75    11.81    11.75  108.8%  107.7%  108.8%

Selected Acquisitions Premiums Paid Analysis - $50 to $200 million (1)
--------------------------------------------------------------------------------
1/1/97 to 1/29/98

                                                                                          Market Price           Market Premium
                                                                        Acquisition  Prior to Announcement    Prior to Announcement
                                                                   Ann.    Price   ------------------------ ------------------------
Target                           Acquiror                         Date   Per Share One Day One Week 30 Days One Day One Week 30 Days
-------------------------------- -------------------------------  ------ --------- ------- -------- ------- ------- -------- -------
Emerald Isle Bancorp,Quincy,MA   Eastern Bank Corp,Lynn,MA       10/24/97   33.00   25.50    25.63    24.75   29.4%   28.8%   33.3%
Poughkeepsie Financial Corp      Hubco Inc,Mahwah,New Jersey     10/24/97   10.61   10.50    10.31     9.06    1.0%    2.9%   17.1%
Shelter Components Corp          Kevco Inc                       10/22/97   17.50   14.50    13.94    15.38   20.7%   25.6%   13.8%
Cruise America Inc               Budget Group Inc                10/21/97    9.88    8.38     8.69     7.06   18.0%   13.7%   39.9%
Sybron Chemicals Inc             Investor Group                  10/21/97   34.50   26.25    26.25    24.88   31.4%   31.4%   38.7%
Computational Systems Inc        Emerson Electric Co             10/18/97   29.65   20.44    20.00    18.25   45.1%   48.3%   62.5%
Starrett Corp                    Startt Acquisition LLC          10/18/97   12.25   11.00    10.88     9.88   11.4%   12.6%   24.1%
Tranzonic Cos                    Linsalata Capital Partners II   10/18/97   29.00   29.44    29.88    27.75   (1.5)%  (2.9)%   4.5%
Omni Insurance Group Inc         Hartford Financial Services     10/17/97   31.75   17.75    18.06    13.75   78.9%   75.8%  130.9%
Thompson PBE Inc                 FinishMaster Inc(Lacey Distn)   10/16/97    8.00    6.38     6.00     5.63   25.5%   33.3%   42.2%
Melamine Chemicals Inc           Borden Chemical Inc(Borden)     10/10/97   20.50   12.00    11.88    12.00   70.8%   72.6%   70.8%
Game Financial Corp              Travelers Express Co(Viad)      09/25/97   10.75   10.25    10.25    10.25    4.9%    4.9%    4.9%
Vectra Banking Corp,Denver,CO    Zions Bancorp,Utah              09/25/97   28.17   23.63    23.75    19.13   19.2%   18.6%   47.3%
First United Bancorp,SC          Regions Finl,Birmingham,AL      09/24/97   20.24   16.75    17.50    25.25   20.8%   15.7%  (19.8)%
PALFED Inc                       Regions Finl,Birmingham,AL      09/24/97   27.39   21.50    18.00    16.50   27.4%   52.2%   66.0)%
Tescorp Inc                      Supercanal Holding SA           09/18/97    4.50    4.19     3.38     3.25    7.5%   33.3%   38.5%
Coml Bancshares,Parkersburg,WV   WesBanco Inc,Wheeling,WV        09/13/97   78.38   53.00    53.38    47.00   47.9%   46.8%   66.8%
Data Documents Inc               Corporate Express Inc           09/11/97   16.08   14.50    14.00    12.75   10.9%   14.9%   26.1%
Offshore Energy Development      Titan Exploration Inc           09/10/97    8.51    4.38     9.00     9.25   94.5%   (5.4)% (8.0)%
DavCo Restaurants Inc            Investor Group                  09/06/97   20.00   13.38    13.38    13.00   49.5%   49.5%   53.8%
Mid-Continent Bancshares,KS      Commercial Federal,Omaha,NE     09/03/97   38.25   29.75    30.00    30.75   28.6%   27.5%   24.4%
Value Property Trust             Wellsford Real Properties Inc   08/29/97   16.17   12.94    13.38    13.63   25.0%   20.9%   18.7%
Versa Technologies Inc           Applied Power Inc               08/29/97   24.63   18.00    18.50    18.75   36.8%   33.1%   31.4%
ACC Consumer Finance Corp        Household International Inc     08/26/97   21.39   15.75    15.88    16.50   35.8%   34.7%   29.6%
Allied Capital Corp              Allied Capital Lending Corp     08/15/97   17.39   16.13    16.13    15.94    7.8%    7.8%    9.1%
Talbert Medical Management       MedPartners Inc                 08/15/97   63.00   57.00    53.00    46.00   10.5%   18.9%   37.0%
Uniforce Services Inc            Comforce Corp                   08/15/97   32.24   23.44    23.44    21.13   37.6%   37.6%   52.6%
Isomedix Inc                     Steris Corp                     08/13/97   20.50   19.38    17.75    18.00    5.8%   15.5%   13.9%
National Sanitary Supply Co      Unisource Worldwide Inc         08/12/97   21.00   22.50    17.50    14.25   (6.7)%   20.0%  47.4%
Vacation Break USA Inc           Fairfield Communities Inc       08/12/97   19.82   14.00    14.25    10.13   41.6%   39.1%   95.8%
1st United Bancorp,FL            Wachovia Corp,Winston-Salem,NC  08/08/97   20.88   19.75    18.00    16.38    5.7%   16.0%   27.5%
Covenant Bancorp,New Jersey      First Union Corp,Charlotte,NC   08/06/97   18.87   21.00    19.25    17.75  (10.1)%  (2.0)%   6.3%
Belmont Homes Inc                Cavalier Homes Inc              08/05/97    7.80    9.50     7.75     7.13  (17.9)%   0.6%    9.5%
Perkins Family Restaurant LP     Restaurant Co                   08/05/97   14.00   10.88    11.06    10.63   28.7%   26.6%   31.8%
Community Care of America Inc    Integrated Health Services Inc  08/02/97    4.00    3.25     3.38     2.13   23.1%   18.5%   88.2%
Bucyrus International Inc        American Industrial Partners    08/01/97   18.00   13.50    12.25    10.50   33.3%   46.9%   71.4%

Selected Acquisitions Premiums Paid Analysis - $50 to $200 million (1)
--------------------------------------------------------------------------------
1/1/97 to 1/29/98

                                                                                         Market Price           Market Premium
                                                                        Acquisition  Prior to Announcement   Prior to Announcement
                                                                  Ann.     Price   ------------------------ ------------------------
Target                           Acquiror                         Date   Per Share One Day One Week 30 Days One Day One Week 30 Days
-------------------------------- -------------------------------  ------ --------- ------- -------- ------- ------- -------- -------
Santa Monica Bank                Western Bancorp,California      08/01/97   28.00   24.50    23.81    21.75   14.3%   17.6%   28.7%
Homegate Hospitality Inc         Prime Hospitality Corp          07/26/97   12.37    9.50     9.25     9.63   30.2%   33.7%   28.5%
Imo Industries Inc               Constellation Capital Partners  07/26/97    7.05    5.94     5.88     5.75   18.7%   20.0%   22.6%
Astrotech International Corp     ITEQ Inc                        07/25/97   10.93    7.50     6.69     6.13   45.7%   63.4%   78.4%
ArgentBank,Thibodaux,Louisiana   Hibernia Corp,New Orleans,LA    07/17/97   29.20   22.50    22.25    21.00   29.8%   31.2%   39.0%
Airways Corp                     ValuJet Inc                     07/11/97    6.81    5.38     5.25     5.13   26.7%   29.7%   32.9%
Upper Peninsula Energy Corp      WPS Resources Corp              07/11/97   24.64   18.50    19.00    18.25   33.2%   29.7%   35.0%
Krystal Co                       Port Royal Holdings Inc         07/04/97   14.50    6.25     5.38     5.25  132.0%  169.8%  176.2%
American Filtrona Corp           Bunzl PLC                       07/03/97   46.52   42.75    45.50    45.00    8.8%    2.2%    3.4%
First Southeast Finl Corp,SC     Carolina First Corp,SC          07/02/97   16.09   10.00    10.38    10.63   60.9%   55.1%   51.4%
SMT Health Services Inc          Three Rivers Holding Corp       06/25/97   11.75   11.25    11.50    10.88    4.4%    2.2%    8.0%
American National Bancorp,MD     Crestar Finl Corp,Richmond,VA   06/24/97   20.32   16.13    15.25    14.88   26.0%   33.2%   36.6%
SHO-ME Finl,Mount Vernon,MO      Union Planters Corp,Memphis,TN  06/24/97   40.10   40.25    37.13    33.63   (0.4)%    8.0%   19.3%
Convest Energy Corp              Forcenergy Inc                  06/21/97    9.44    8.50     8.50     7.94   11.1%   11.1%   18.9%
Edisto Resources Corp            Forcenergy Inc                  06/21/97   10.27   11.00    11.00    10.31   (6.6)%  (6.6)%  (0.4)%
Hechinger Co                     Leonard Green & Partners LP     06/18/97    3.00    3.50     3.25     3.38  (14.3)%  (7.7)% (11.1)%
McFarland Energy Inc             Monterey Resources Inc          06/18/97   18.55   16.63    13.13    12.81   11.6%   41.3%   44.8%
Seda Specialty Packaging Corp    CCL Industries Inc              06/18/97   29.00   22.00    21.25    19.00   31.8%   36.5%   52.6%
Frederick's of Hollywood, Inc.   Investor Group                  06/17/97    7.75    4.13     4.25     4.88   87.9%   82.4%   59.0%
Amrion Inc                       Whole Foods Market Inc          06/10/97   27.57   25.50    23.13    18.75    8.1%   19.2%   47.0%
Peoples Bank,Catawba,NC          Carolina First Bancshares,NC    06/10/97   31.00   30.00    28.00    27.00    3.3%   10.7%   14.8%
Integrated Living Communities    Whitehall Street Real Estate    05/31/97   11.50    9.06     9.50     7.63   26.9%   21.1%   50.8%
National Picture and Frame Co    Colonnade Capital LLC           05/31/97   12.00    9.13     9.38     9.38   31.5%   28.0%   28.0%
DAKA International Inc           Compass Group PLC               05/29/97    7.50   11.25    11.63     8.13  (33.3)% (35.5)%  (7.7)%
Alamco Inc                       Columbia Natural Resources Inc  05/28/97   15.75   14.63    14.13    13.50    7.7%   11.5%   16.7%
Varsity Spirit                   Riddell Sports Inc              05/07/97   18.90   14.50    14.75    15.25   30.3%   28.1%   23.9%
Virginia First Finl Corp,VA      BB&T Corp,Winston-Salem,NC      05/07/97   24.38   13.75    13.75    14.00   77.3%   77.3%   74.1%
Cardinal Bancshares,Kentucky     Area Bancshares Corp,Kentucky   05/02/97   60.26   47.50    45.00    46.00   26.9%   33.9%   31.0%
SC Bancorp,Anaheim,California    Western Bancorp,California      04/30/97   14.25   11.88    10.88    10.38   20.0%   31.0%   37.3%
Haverfield Corp,Lakewood,Ohio    Charter One Finl,Cleveland,OH   04/24/97   29.22   23.50    21.63    22.44   24.3%   35.1%   30.2%
LIVE Entertainment Inc           Investor Group                  04/19/97    6.00    5.63     5.63     4.00    6.7%    6.7%   50.0%
Drilex International Inc         Baker Hughes Inc                04/18/97   17.58   13.38    12.75    11.00   31.4%   37.9%   59.8%
Kurzweil Applied Intelligence    Lernout & Hauspie Speech        04/16/97    5.52    3.00     3.25     3.31   84.0%   69.8%   66.6%
Public Storage Properties XVI    Public Storage Inc              04/10/97   20.01   18.88    19.00    19.50    6.0%    5.3%    2.6%
Public Storage Properties XVII   Public Storage Inc              04/10/97   18.62   18.75    18.63    19.13   (0.7)%    0.0%  (2.6)%
Public Storage Ppties XVIII      Public Storage Inc              04/10/97   19.55   18.63    18.25    19.00    5.0%    7.1%    2.9%

Selected Acquisitions Premiums Paid Analysis - $50 to $200 million (1)
--------------------------------------------------------------------------------
1/1/97 to 1/29/98

                                                                                         Market Price           Market Premium
                                                                        Acquisition  Prior to Announcement   Prior to Announcement
                                                                  Ann.    Price    ------------------------ ------------------------
Target                           Acquiror                         Date   Per Share One Day One Week 30 Days One Day One Week 30 Days
-------------------------------- -------------------------------  ------ --------- ------- -------- ------- ------- -------- -------
Public Storage Properties XIX    Public Storage Inc              04/10/97   16.52   15.75    16.00    16.00    4.9%    3.3%    3.3%
BNH Bancshares,New Haven,CT      Citizens Financial Group,RI     04/09/97   15.50   13.50    12.25    13.00   14.8%   26.5%   19.2%
People's Savings Finl,CT         Webster Finl Corp,Waterbury,CT  04/05/97   34.00   32.00    32.88    31.25    6.3%    3.4%    8.8%
Peak Technologies Group Inc      Moore Corp Ltd                  04/01/97   18.00    8.63     9.13    10.88  108.7%   97.3%   65.5%
Community Bankshares,NH          CFX Corp,Keene,New Hampshire    03/25/97   40.41   24.75    24.63    26.13   63.3%   64.1%   54.7%
American List Corp               Snyder Communications Inc       03/20/97   26.25   22.38    20.50    24.13   17.3%   28.0%    8.8%
American Bancorp of Nevada,NV    First Security Bk of Nevada,NV  03/18/97   24.73   20.50    19.75    19.00   20.6%   25.2%   30.2%
Bank Corp of Georgia,Macon,GA    Century South Banks Inc,GA      03/18/97   24.94   20.00    20.50    18.75   24.7%   21.7%   33.0%
First Citizens Financial,MD      Provident Bankshares,Maryland   03/12/97   31.30   24.75    22.00    21.25   26.5%   42.3%   47.3%
Crop Growers Corp                Fireman's Fund Insurance Co     03/07/97   10.25    8.50     8.88     7.25   20.6%   15.5%   41.4%
CU Bancorp,Encino,California     Pacific Century Financial Corp  02/26/97   15.34   13.25    13.00    12.25   15.8%   18.0%   25.2%
Zapata Corp                      Investor                        02/18/97    5.50    4.50     4.38     4.38   22.2%   25.7%   25.7%
New Iberia Bancorp,Louisiana     Regions Finl,Birmingham,AL      02/15/97   20.70   21.00    20.75    19.75   (1.4)%  (0.2)%   4.8%
North Star Universal Inc         Michael Foods Inc               02/14/97    7.03    8.75     8.63     8.00  (19.7)% (18.5)% (12.1)%
Portsmouth Bank Shares,NH        CFX Corp,Keene,New Hampshire    02/14/97   17.81   13.38    12.88    12.88   33.2%   38.3%   38.3%
Serv-Tech Inc                    Philip Environmental Inc        02/12/97    6.60    5.00     4.13     3.50   32.0%   60.0%   88.6%
ESELCO Inc                       Wisconsin Energy Corp           01/24/97   44.50   29.50    29.75    26.25   50.8%   49.6%   69.5%
American Recreation Centers      AMF Bowling Centers(AMF Group)  01/18/97    8.50    7.38     6.38     5.00   15.3%   33.3%   70.0%
Central & Southern Holding,GA    Premier BancShares,Atlanta,GA   01/16/97   13.54   11.75    11.75     9.75   15.2%   15.2%   38.9%
                                                                                ----------------------------------------------------
                                                                                Mean                          24.7%   28.5%   36.2%
                                                                                Median                        20.3%   26.5%   31.4%
                                                                                ----------------------------------------------------


-------------------------------
(1) Based on acquisitions between $50 million and $200 million, excluding technology and biotech deals.

SUMMARY ANALYSIS OF PREMIUMS PAID ON RECENT BUYOUT OFFERS
--------------------------------------------------------------------------------

                                                                            ANN.     PRICE PRIOR    OFFER      IMPLIED
                                                                            DATE       TO ANN.      PRICE      PREMIUM
                                                                          ---------  -----------  ---------  -----------
Sbarro Inc. (1)                                                           Jan-98      $   26.63   $   28.50         7.0%
Davco Restaurants Inc.                                                    Oct-97      $   13.38   $   18.00        34.5%
Ground Round Restaurants                                                  Sep-97      $    1.50   $    1.65        10.0%
Perkins Family Restaurants                                                Aug-97      $   10.88   $   13.00        19.5%
NPC International                                                         Nov-96      $    6.25   $    9.00        44.0%

                                                                                                    AVERAGE        MEDIAN
                                                                                               -------------  --------------
                                                                                                      23.0%        19.5%
                                                  Implied Value based on Price of $6.125         $    7.53    $    7.32

------------------------

Source: Securities Data Company

(1) Transaction is still pending.

                             Methodology 2

------------------------------------------------------------------------------
------------------------------------------------------------------------------

ANALYSIS OF COMPARABLE PUBLIC COMPANIES

------------------------------------------------------------------------------
------------------------------------------------------------------------------

Summary Analysis of Selected Growth Restaurants with Recent Performance Issues
--------------------------------------------------------------------------------
($ in millions, except per share data)



                                COMP. COMPANY                     IMPLIED FERRARI       IMPLIED FERRARI VALUE
                                MULTIPLES (1)                   EQUITY VALUATION (2)  PER FULLY DILUTED SHARE (4)
                           ----------------------             ---------------------  ---------------------------
                              MEAN       MEDIAN     FERRARI     MEAN      MEDIAN          MEAN           MEAN
                           ---------  -----------  ---------  ---------  ---------      ---------      ---------
Revenues
1997                        1.3x        0.9x   $   136.7  $   158.6  $   105.4      $   17.74      $   11.79

EBITDA
1997                        6.3x        6.3x   $    15.1  $    81.0  $    81.3      $    9.06      $    9.10

EBIT
1997                       10.8x       10.0x   $     6.5  $    56.2  $    51.4      $    6.29      $    5.75

EPS
1997                       17.1x       13.8x   $    0.39       59.4       48.2      $    6.65      $    5.39
1998E (3)                  13.3x       11.7x   $    0.55       65.3       57.5      $    7.30      $    6.43

                                            Realistic Valuation Range               $    6.00  -   $   10.00
------------------------

(1) Includes Growth Restaurants with Recent Performance Issues.

(2) Net debt of $14.1 million is used to adjust from Aggregate Value to Equity Value. Net Debt calculated as Debt plus deferred liabilities plus minus cash.

(3) Estimates based on equity research from NationsBanc Montgomery and other investment banks.

(4) Assumes 8.9 million fully diluted shares outstanding as of 12/27/97.

Valuation Analysis of Selected Comparable Publicly Traded Restaurant Companies
------------------------------------------------------------------------------

                                                                                                         Chng from 12 Month
                                                LTM (1)   Ticker   Stock Price       Twelve Month       --------------------
                 Company                        Ended     Symbol     2/10/98         Price Range          Low         High
                 ---------------------------    -------   ------   ----------   ----------------------  -------    ---------

                 Cheesecake Factory             9/28/97    CAKE       $30.88    $17.50   --     $34.00    76.4%      (9.2%)
Growth           CKE Restaurants, Inc.          11/3/97    CKR         43.75     16.70   --      46.25   161.9%      (5.4%)
Restaurants      Dave & Buster's                11/2/97    DANB        22.88     12.67   --      27.63    80.5%     (17.2%)
                 Il Fornaio                     9/28/97    ILFO        15.06     11.00   --      17.00    36.9%     (11.4%)
                 Landry's Seafood Rest          9/30/97    LDRY        27.75     12.88   --      34.38   115.5%     (19.3%)
                 Papa John's Int'l              9/28/97    PZZA        36.38     22.63   --      39.50    60.8%      (7.9%)
                 PJ America                     9/28/97    PJAM        17.75     12.13   --      18.88    46.4%      (6.0%)
                 Starbucks Corp.                9/28/97    SBUX        36.81     26.13   --      44.75    40.9%     (17.7%)
                 Total Entertainment             9/9/97    TENT         7.50      4.38   --      11.50    71.4%     (34.8%)
                                                                                                         ------     -------
                   Average                                                                                76.8%     (14.3%)
                   Median                                                                                 71.4%     (11.4%)

High Growth      Apple South                    9/28/97    APSO       $13.19    $10.50   --     $20.00    25.6%     (34.1%)
Restaurants      Logan's Roadhouse              10/5/97    RDHS        19.38     13.75   --      28.13    40.9%     (31.1%)
With Performance Lone Star Steakhouse            9/9/97    STAR        20.13     16.13   --      29.63    24.8%     (32.1%)
Issues           Outback Steakhouse             9/30/97    OSSI        33.50     17.88   --      33.50    87.4%       0.0%
                 Planet Hollywood               9/28/97    PHL          8.75      6.75   --      27.25    29.6%     (67.9%)
                 Rainforest Cafe                9/28/97    RAIN        13.03     10.75   --      25.42    21.2%     (48.7%)
                                                                                                         ------     -------
                   Average                                                                                38.3%     (35.6%)
                   Median                                                                                 27.6%     (33.1%)%

Growth           Brinker Int'l                  9/24/97    EAT        $18.94    $10.75   --     $18.56    76.2%       2.0%
Restaurants      Consolidated Products          9/24/97    COP         16.88     11.19   --      17.75    50.8%      (4.9%)
                 Cracker Barrel                10/31/97    CBRL        36.44     23.75   --      36.75    53.4%      (0.9%)
                 Foodmaker                      9/28/97    FM          17.63      9.00   --      21.00    95.8%     (16.1%)
                 Friendly Ice Cream Corp.       9/28/97    FRND        17.25     11.00   --      18.25    56.8%      (5.5%)
                 Host Marriott Services Corp.   9/12/97    HMS         14.06      8.75   --      15.88    60.7%     (11.4%)
                 IHOP Corp.                     9/30/97    IHOP        34.50     23.63   --      37.38    46.0%      (7.7%)
                 McDonald's Corp.               9/30/97    MCD         50.00     42.13   --      54.88    18.7%      (8.9%)
                 Morton's Rest. Group           9/28/97    MRG         21.38     15.00   --      25.06    42.5%     (14.7%)
                 O'Charley's, Inc.              10/5/97    CHUX        17.88     12.00   --      19.38    49.0%      (7.7%)
                 Showbiz Pizza Time             9/26/97    SHBZ        26.00     16.50   --      27.38    57.6%      (5.0%)
                 Sonic                         11/30/97    SONC        29.38     12.63   --      30.50   132.7%      (3.7%)
                 Tricon Global Restaurants       9/6/97    YUM         28.44     25.06   --      36.25    13.5%     (21.6%)
                 Wendy's Int'l                  9/28/97    WEN         21.06     19.63   --      27.94     7.3%     (24.6%)
                                                                                                         ------     -------
                   Average                                                                                52.7%     (10.2%)
                   Median                                                                                 50.8%      (7.7%)

Growth           Applebee's                     9/28/97    APPB       $19.63    $16.13   --     $30.38    21.7%     (35.4%)
Restaurants      Au Bon Pain                    10/4/97    ABPCA        7.88      5.88   --      10.25    34.0%     (23.2%)
With             Bertucci's                    12/31/97    BERT         6.13      5.13   --       7.06    19.5%     (13.3%)
Recent           Boston Chicken, Inc.           10/5/97    BOST         7.03      6.00   --      35.25    17.2%     (80.1%)
Performance      Buffets, Inc.                  10/8/97    BOCB         9.63      6.38   --      11.88    51.0%     (18.9%)
Issues           Cooker Restaurant Corp.        9/28/97    CGR          9.25      8.19   --      12.25    13.0%     (24.5%)
                 Darden Restaurants            11/23/97    DRI         13.13      6.75   --      13.31    94.4%      (1.4%)
                 Einstein/Noah Bagel Corp.      10/5/97    ENBX         5.06      5.00   --      29.00     1.3%     (82.5%)
                 NPC International              9/23/97    NPCI         9.88      9.00   --      15.50     9.7%     (36.3%)
                 Pollo Tropical, Inc.           9/28/97    POYO         9.13      3.63   --       9.50   151.7%      (3.9%)
                 Rock Bottom Restaurants        9/28/97    BREW         5.88      5.38   --      12.00     9.3%     (51.0%)
                 Ryan's Family Stkhouse         10/1/97    RYAN         8.44      7.19   --       9.56    17.4%     (11.8%)
                 Sbarro, Inc.                   10/5/97    SBA         29.31     25.13   --      30.00    16.7%      (2.3%)
                 Taco Cabana                    9/28/97    TACO         5.56      3.75   --       6.00    48.3%      (7.3%)
                 Uno Restaurant Corp.           9/28/97    UNO          6.31      5.81   --       7.50     8.6%     (15.8%)
                                                                                                         ------     -------
                   Average                                                                                34.3%     (27.2%)
                   Median                                                                                 17.4%     (18.9%)


                                               Calendar EPS (2)                 Calendar P/E Multiples
                                            -----------------------   Secular   -----------------------      97 PE% of 98 PE% of
                 Company                    1996A     1997E   1998E  Grth. Rate  1996A    1997E     1998E   Grth. Rate  Grth. Rate
                 -----------------------    ------    -----   -----  ---------- -------  -------   ------   ----------  ----------
Growth           Cheesecake Factory          $0.53     $0.87  $1.10      28%     58.3 x   35.5 x   28.1 x     129.0%     102.1%
Restaurants      CKE Restaurants, Inc.        0.66      1.04   1.50      31%     65.9 x   42.1 x   29.2 x     136.2%      94.5%
                 Dave & Buster's              0.58      0.75   1.03      30%     39.4 x   30.5 x   22.3 x     101.7%      74.4%
                 Il Fornaio                   0.32      0.44   0.55      25%     47.1 x   34.2 x   27.4 x     136.9%     109.5%
                 Landry's Seafood Rest        0.76      1.02   1.30      30%     36.5 x   27.2 x   21.3 x      90.7%      71.2%
                 Papa John's Int'l            0.66      0.93   1.20      30%     55.1 x   39.1 x   30.3 x     130.4%     101.0%
                 PJ America                   0.57      0.70   0.82      25%     31.1 x   25.4 x   21.6 x     101.4%      86.6%
                 Starbucks Corp.              0.52      0.77   1.04      40%     70.8 x   47.8 x   35.4 x     119.5%      88.5%
                 Total Entertainment          0.10      0.12   0.29      60%     75.0 x   62.5 x   25.9 x     104.2%      43.1%
                                                                      ------     ------   ------   ------     ------     -------
                   Average                                               33%     53.3 x   38.3 x   26.8 x     116.7%      85.6%
                   Median                                                30%     55.1 x   35.5 x   27.4 x     119.5%      88.5%
High Growth
Restaurants      Apple South                 $0.75     $0.79  $0.89      27%     17.6 x   16.7 x   14.8 x      62.7%      55.7%
With Performance Logan's Roadhouse            0.71      0.99   1.27      28%     27.3 x   19.6 x   15.3 x      71.2%      55.5%
Issues           Lone Star Steakhouse         1.63      1.65   1.70      25%     12.3 x   12.2 x   11.8 x      48.8%      47.4%
                 Outback Steakhouse           1.45      1.61   1.93      22%     23.1 x   20.8 x   17.4 x      93.0%      77.6%
                 Planet Hollywood             0.47      0.48   0.43      15%     18.6 x   18.2 x   20.3 x     121.5%     135.7%
                 Rainforest Cafe              0.27      0.51   0.77      40%     47.7 x   25.4 x   17.0 x      63.5%      42.5%
                                                                      ------     ------   ------   ------     ------     -------
                   Average                                               26%     24.4 x   18.8 x   16.1 x      76.8%      69.0%
                   Median                                                26%     20.9 x   18.9 x   16.1 x      67.3%      55.6%
Growth
Restaurants      Brinker Int'l               $0.77     $0.90  $1.11      18%     24.6 x   21.0 x   17.1 x     116.9%      94.8%
                 Consolidated Products        0.70      0.83   0.98      20%     24.2 x   20.3 x   17.2 x     101.4%       86.1%
                 Cracker Barrel               1.23      1.52   1.82      18%     29.6 x   24.0 x   20.0 x     133.2%      111.2%
                 Foodmaker                    0.54      0.92   1.07      20%     32.6 x   19.2 x   16.5 x      95.8%       82.4%
                 Friendly Ice Cream Corp.    (3.07)    (1.13)  1.24      35%         NM       NM   13.9 x         NM       39.7%
                 Host Marriott Services Corp. 0.40      0.58   0.69      25%     35.2 x   24.2 x   20.4 x       97.0%      81.5%
                 IHOP Corp.                   1.95      2.16   2.51      16%     17.7 x   16.0 x   13.7 x       99.8%      85.9%
                 McDonald's Corp.             2.21      2.35   2.55      12%     22.6 x   21.3 x   19.6 x      177.3%     163.4%
                 Morton's Rest. Group         0.97      1.25   1.50      20%     22.0 x   17.1 x   14.3 x       85.5%      71.3%
                 O'Charley's, Inc.            0.75      0.97   1.11      20%     23.8 x   18.4 x   16.1 x       92.1%      80.5%
                 Showbiz Pizza Time           0.70      1.31   1.61      21%     37.1 x   19.8 x   16.1 x       96.6%      78.6%
                 Sonic                        1.28      1.47   1.71      18%     22.9 x   20.0 x   17.2 x      111.0%      95.4%
                 Tricon Global Restaurants    0.85     (0.54)  2.05      13%     33.5 x       NM   13.9 x          NM     111.0%
                 Wendy's Int'l                1.19      1.30   1.45      14%     17.7 x   16.2 x   14.5 x      115.7%     103.8%
                                                                      ------     ------   ------   ------     ------     -------
                   Average                                               19%     26.6 x   19.7 x   16.4 x     109.6%     91.6%
                   Median                                                20%     24.0 x   19.8 x   16.1 x      99.8%     85.9%
Growth
Restaurants      Applebee's                  $1.27     $1.42  $1.75      22%     15.5 x   13.8 x   11.2 x      62.9%     51.0%
With             Au Bon Pain                 (0.05)     0.19   0.34      18%         NM   41.4 x   23.2 x     236.8%    132.4%
Recent           Bertucci's                   0.36      0.39   0.55      15%     17.0 x   15.7 x   11.1 x     104.7%     74.2%
Performance      Boston Chicken, Inc.         1.01      0.85  (0.82)     18%     7.0 x    8.3 x        NM      46.0%        NM
Issues           Buffets, Inc.                0.56      0.63   0.77      17%     17.2 x   15.3 x   12.5 x      90.9%     74.4%
                 Cooker Restaurant Corp.      0.72      0.74   0.89      20%     12.8 x   12.5 x   10.4 x      62.5%     52.0%
                 Darden Restaurants           0.50      0.50   0.70      12%     26.3 x   26.3 x   18.8 x     222.8%    159.2%
                 Einstein/Noah Bagel Corp.    0.25      0.50  (0.34)     31%     20.3 x   10.1 x       NM      33.1%        NM
                 NPC International            0.72      0.73   0.94      20%     13.7 x   13.5 x   10.5 x      69.4%     53.9%
                 Pollo Tropical, Inc.         0.24      0.64   0.75      18%     38.0 x   14.3 x   12.2 x      81.5%     69.5%
                 Rock Bottom Restaurants      0.52      0.56   0.65      18%     11.3 x   10.5 x   9.0 x       59.9%     51.6%
                 Ryan's Family Stkhouse       0.71      0.82   0.89      12%     11.9 x   10.3 x   9.5 x       83.5%     76.9%
                 Sbarro, Inc.                 1.84      1.90   2.08      13%     15.9 x   15.4 x   14.1 x     123.4%    113.0%
                 Taco Cabana                  0.30      0.16   0.33      18%     18.5 x   34.8 x   16.9 x     195.9%      95.0%
                 Uno Restaurant Corp.         0.19      0.46   N/A       15%     33.2 x   13.6 x       NM      90.8%         NM
                                                                      ------     ------   ------   ------     ------     -------
                   Average                                               18%     18.5 x   17.1 x   13.3 x     104.3%      83.6%
                   Median                                                18%     16.5 x   13.8 x   11.7 x      83.5%      74.3%
--------------------------------------------------------------------------------------------------------------------------------
                    Overall Average                                                       22.6 x   17.8 x     104.7%      84.7%
                    Overall Median                                                        19.7 x   16.9 x      98.4%      81.5%
--------------------------------------------------------------------------------------------------------------------------------



Calculation Analysis of Selected Comparable Publicly
 Traded Restaurant Companies
-------------------------------------------------------------------------------

                                                                                                                 AGGREGATE
                                                                                                                 VALUE/LTM
                                        SHARES O/S   MKT. CAP   AGGREGATE   BOOK VALUE   PRICE TO   DEBT /    -----------------
             COMPANY                       (MM)       ($MM)       VALUE     PER SHARE      BOOK     CAPITAL   REVENUES   EBIT
             -------------------------  ----------   --------   ---------   ----------   --------   -------   --------   ------
High         Cheesecake Factory            13.0      $  400.2   $   351.0     $  10.96       2.8x      0.0%      1.8x     30.4x
Growth       CKE Restaurants, Inc.         46.2       2,020.9     2,178.2        10.21       4.3x     29.3%      2.2x     30.4x
Restaurants  Dave & Buster's               13.0         297.8       280.2         9.97       2.3x     12.2%      2.4x     21.7x
             Il Fornaio                     5.8          87.5        74.4         5.88       2.6x      0.0%      1.1x     18.0x
             Landry's Seafood Rest.        25.9         718.4       712.0        11.15       2.5x      5.1%      2.5x     18.4x
             Papa John's Int'l             29.0       1,056.2       980.8         7.00       5.2x      0.7%      2.1x     27.6x
             PJ America                     5.8         102.6        95.3         6.17       2.9x      0.0%      2.7x     25.8x
             Starbucks Corp.               86.3       3,175.6     3,214.8         6.17       6.0x     26.6%      3.3x     36.4x
             Total Entertainment (2)       10.4          78.1        69.6         2.01       3.7x      0.0%      4.1x     37.3x
                                                                                                      -----               -----
               Average                                                                       3.6x      8.2%      2.5x     27.3x
               Median                                                                        2.9x      0 7%      2.4x     27.6x

High Growth  Apple South (3)               38.8      $  511.2    $  975.7     $   5.66       2.3x     68.0%      1.3x     12.7x
Restaurants  Logan's Roadhouse              7.1         138.3       110.7         9.77       2.0x      0.0%      1.8x     12.6x
With         Lone Star Steakhouse          41.1         827.0       676.3        13.47       1.5x      0.0%      1.2x      5.9x
Performance  Outback Steakhouse            47.8       1,602.1     1,671.2         8.12       4.1x     18.3%      1.5x     12.1x
Issues       Planet Hollywood             108.8         951.8       984.4         3.54       2.5x     11.7%      2.1x      9.8x
             Rainforest Cafe               26.2         341.0       212.2         8.27       1.6x      0.0%      2.3x     21.1x
                                                                                                      -----               -----
               Average                                                                       2.3x     16.3%      1.7x     12.4x
               Median                                                                        2.2x      5.9%      1.7x     12.4x

Growth       Brinker Int'l                 65.4       1,238.6     1,473.9         8.27       2.3x     33.0%      1.1x     14.7x
Restaurants  Consolidated Products         20.8      $  350.2    $  384.3     $   4.48       3.8x     28.3%      1.4x     13.2x
             Cracker Barrel                61.5       2,240.8     2,239.8        11.27       3.2x      8.8%      1.9x     15.4x
             Foodmaker                     39.1         689.9     1,009.0         2.25       7.9x     79.8%      0.9x     11.8x
             Friendly Ice Cream Corp.
             (2)                            7.1         123.0       417.5           NM         NM       NM       0.6x     10.4x
             Host Marriott Services
             Corp.                         34.6         486.6       812.7           NM         NM       NM       0.6x     12.1x
             IHOP Corp.                     9.7         333.7       477.2        15.36       2.2x     52.1%      2.3x      7.5x
             McDonald's Corp.             688.8      34,438.9    40,219.2        13.31       3.8x     39.9%      3.6x     14.7x
             Morton's Rest. Group           6.5         139.8       164.8         4.02       5.3x     50.9%      0.9x     12.8x
             O'Charley's, Inc.             10.2         181.9       207.7         9.12       2.0x     22.9%      1.1x     13.2x
             Showbiz Pizza Time            18.7         485.5       494.7         8.74       3.0x     15.6%      1.5x     12.6x
             Sonic                         12.8         374.8       417.2         9.70       3.0x     27.3%      2.2x     12.4x
             Tricon Global Restaurants    151.8       4,316.1     8,940.1           NM         NM       NM       1.0x     12.7x
             Wendy's Int'l                132.2       2,783.7     3,007.6         9.11       2.3x     27.4%      1.5x     10.2x
                                                                                                      -----               -----
               Average                                                                       3.6x     35.3%      1.5x     12.2x
               Median                                                                        3.1x     27.9%      1.4x     12.6x

Growth       Applebee's                    31.5        $617.7    $  635.0     $   8.99       2.2x      9.3%      1.3x      9.1x
Restaurants  Au Bon Pain                   11.8          92.9       170.0         7.76       1.0x     46.9%      0.7x     10.2x
With         Bertucci's                     8.9          54.7        68.8         7.99       0.8x     22.0%      0.5x     10.6x
Recent       Boston Chicken, Inc.          71.4         501.9     1,124.1        15.05       0.5x     40.6%      2.7x      8.6x
Performance  Buffets, Inc.                 45.4         436.7       444.6         5.75       1.7x     15.3%      0.6x     10.0x
Issues       Cooker Restaurant Corp.       10.0          92.7       128.2         8.64       1.1x     30.4%      1.0x      9.7x
             Darden Restaurants           148.6       1,949.9     2,301.5         7.17       1.8x     26.0%      0.7x     16.2x
             Einstein/Noah Bagel Corp.     33.2         168.2       262.7        10.33       0.5x     26.7%      4.8x      8.9x
             NPC International             24.7         244.1       456.3         4.32       2.3x     66.9%      1.2x     11.6x
             Pollo Tropical, Inc.           8.2          74.6        77.8         3.44       2.7x     12.0%      1.2x     10.0x
             Rock Bottom Restaurants        8.1          47.7        76.9         8.04       0.7x     31.3%      0.5x     11.3x
             Ryan's Family Stkhouse        47.2         398.5       521.9         6.58       1.3x     28.5%      0.9x      9.5x
             Sbarro, Inc.                  20.4         599.2       496.9        10.45       2.8x      0.0%      1.5x      8.3x
             Taco Cabana                   14.8          82.5       100.8         7.52       0.7x     14.2%      0.8x     17.1x
             Uno Restaurant Corp.          11.0          69.2       114.2         6.46       1.0x     39.6%      0.6x     10.5x
                                                                                                      -----               -----
               Average                                                                       1.4x     27.3%      1.3x     10.8x
               Median                                                                        1.1x     26.7%      0.9x     10.0x
             ----------------             -----       -------      ------        -----       ----     -----     -----     -----
             Overall Average                                                                                     1.6x     14.9x
             Overall Median                                                                                      1.4x     12.5x
             ----------------             -----       -------      ------        -----       ----     -----     -----     -----


                         LTM MARGINS        NUMBER OF UNITS (1)    % UNIT GROWTH
                     --------------------  --------------------  -----------------
             EBITDA  EBIT   PRETAX   NET   1996  1997E   1998E   '96-'97   '97-'98
             ------  -----  ------   ----  ----  ------  ------  -------   -------
High         15.1x    6.0%    6.0%    3.9%     17     23      30    35.3%     30.4%
Growth       19.0x    7.2%    6.8%    4.1%    661    673     698     1.8%      3.7%
Restaurants  11.9x   11.1%   10.5%    6.4%      9     13      18    44.4%     38.5%
              9.4x    6.0%    6.3%    3.8%     12     15      17    25.0%     13.3%
             13.2x   13.4%   14.1%    9.1%     76    111     151    46.1%     36.0%
             18.1x    7.6%    8.4%    5.3%  1,156  1,491   1,836    29.0%     23.1%
             20.3x   10.3%   12.1%    8.9%     46     61      93    32.6%     52.5%
             22.0x    9.1%    9.7%    5.9%  1,006  1,364   1,643    35.6%     20.5%
             23.0x   11.0%    7.0%    4.4%     11     16      36    45.5%    125.0%
             -----   -----   -----    ----  -----  -----   -----    -----    ------
             16.9x    9.1%    9.0%    5.7%    333    419     502    32.8%     38.1%
             18.1x    9.1%    8.4%    5.3%     46     61      93    35.3%     30.4%

High Growth   8.7x   10.5%    7.1%    4.7%    340    395     494    16.2%     25.1%
Restaurants   9.2x   14.4%   15.5%   10.1%     17     27      43    58.8%     59.3%
With          4.7x   20.3%   21.0%   13.7%    232    308     387    32.8%     25.6%
Performance   9.2x   12.6%   13.2%    6.9%    421    518     628    23.0%     21.2%
Issues        7.4x   21.2%   22.3%   14.0%     58     88     108    51.7%     22.7%
             10.5x   10.7%   20.3%   13.0%      6     16      30   166.7%     87.5%
             -----   -----   -----    ----  -----  -----   -----    -----    ------
              8.3x   15.0%   16.6%   10.4%    179    225     282    58.2%     40.2%
              9.0x   13.5%   17.9%   11.5%    145    198     248    42.2%     25.4%

Growth        8.1x    7.2%    6.5%    4.3%    468    557     623    19.0%     11.8%
Restaurants   8.9x   10.9%    9.5%    6.0%    219    261     311    19.2%     19.2%
             12.3x   12.3%   12.3%    7.8%    257    307     362    19.5%     17.9%
              8.2x    8.0%    4.2%    3.3%  1,270  1,289   1,389     1.5%      7.8%
              5.8x    6.0%    1.2%    0.7%    707    696     727    (1.6%)     4.5%
              6.6x    5.2%    2.4%    1.6%    N/A    N/A     N/A     N/A       N/A
              6.5x   30.8%   15.9%    9.7%    729    N/A     N/A     N/A       N/A
             11.6x   24.2%   20.8%   14.6% 21,022 23,622  26,370    12.4%     11.6%
              8.2x    7.3%    5.9%    3.9%     67     47      57   (29.9%)    21.3%
              8.2x    8.3%    6.5%    3.9%     69     82      97    18.8%     18.3%
              7.6x   11.8%   11.3%    6.7%    314    N/A     N/A     N/A       N/A
              8.9x   17.4%   16.4%   10.3%  1,587  1,689     N/A     6.4%      N/A
              7.0x    7.5%    4.0%    2.2% 29,096    N/A     N/A     N/A       N/A
              7.7x   14.6%   14.1%    8.7%  4,933  5,247   5,767     6.4%      9.9%
             -----   -----   -----    ----  -----  -----   -----    -----    ------
              8.3x   12.6%    9.6%    6.1%  5,023  3,693   4,385     5.9%     13.8%
              8.2x   10.9%    9.5%    6.0%    718    696     545     6.4%     14.8%

Growth        6.9x   14.3%   14.6%    9.1%    853  1,058   1,228    24.0%     16.1%
Restaurants   5.0x    6.7%    0.1%     NM     291    356     N/A    22.3%      N/A
With          4.5x    4.8%    4.0%    2.6%     90     85     N/A    (5.6%)     N/A
Recent        6.6x   31.0%   32.8%   17.5%  1,087  1,400   1,400    28.8%      0.0%
Performance   5.3x    5.6%    5.3%    3.3%    278    318     N/A    14.4%      N/A
Issues        6.6x   10.3%    9.4%    6.1%     47     59      71    25.5%     20.3%
              8.3x    4.5%    3.5%    2.1%  1,217    N/A     N/A     N/A       N/A
              7.4x   53.7%   50.0%   37.3%    314    635     835   102.2%     31.5%
              7.3x   10.6%    8.0%    5.1%    547    599     636     9.5%      6.2%
              8.2x   11.9%   10.9%    6.9%     43     53     N/A    23.3%      N/A
              4.3x    4.8%    4.2%    3.1%     49     63      69    28.6%      9.5%
              6.3x    9.2%    8.3%    5.3%    250    269     271     7.6%      0.7%
              5.9x   17.6%   18.2%   11.3%    816    862     947     5.6%      9.9%
              6.3x    4.5%    3.7%    2.5%    126    143     N/A    13.5%      N/A
              4.9x    6.1%    4.5%    3.0%    158    176     N/A    11.4%      N/A
             -----   -----   -----    ----  -----  -----   -----    -----    ------
              6.3x   13.0%   11.8%    8.2%    411    434     682    22.2%     11.8%
              6.3x    9.2%    8.0%    5.2%    278    294     736    18.4%      9.7%
             -----   -----   -----    ----  -----  -----   -----    -----    ------
Overall
 Average      9.3x                                                  26.3%     25.0%
Overall
 Median       8.1x                                                  22.3%     19.7%
             -----   -----   -----    ----  -----  -----   -----    -----    ------

------------------------
All data excludes restructuring charges, effects of changes in accounting principles and other non-recurring charges.

(1) Includes Company and Franchised Restaurants.
(2) All data is pro forma for the IPO.
(3) Units for APSO exclude Tomato Rumba's and Hardee's.

Summary Analysis of Selected Comparable Companies
------------------------------------------------------------------------------
($ in millions, except per share data)



                                                                                IMPLIED FERRARI
                                                                                     VALUE
                     COMP. COMPANY                       IMPLIED FERRARI       PER FULLY DILUTED
                       MULTIPLES                        EQUITY VALUATION (1)        SHARE (2)
                 ----------------------               ----------------------  --------------------
                   MEAN       MEDIAN       FERRARI      MEAN       MEDIAN       MEAN      MEDIAN
                 ---------  -----------  -----------  ---------  -----------  ---------  ---------
Revenues
     1997          0.8x         0.7x      $136.7       $99.6       $76.5      $11.15      $8.56
EBITDA
     1997          5.0x         5.0x       $15.1       $62.3       $61.0      $6.97       $6.82
 EBIT
     1997         10.1x        10.4x        $6.5       $51.7       $53.5      $5.78       $5.99
  EPS
     1997         20.2x        14.5x       $0.39       $70.6       $50.6      $7.90       $5.66

     1998E (3)    15.4x        14.1x       $0.55       $75.9       $69.5      $8.49       $7.77

                             ------------------------------------------------------------------
                             Realistic Valuation   Range                      $5.99  -    $8.56
                             ------------------------------------------------------------------



Selected Comparable Companies Include:
Au Bon Pain                              -Geographically concentrated in the
                                            Northeast; Recent performance problems.

Rock Bottom Restaurants                  -Old Chicago Pizzeria represents similar
                                            casual-dining segment.

Sbarro, Inc.                             -Italian segment; Recently announced a
                                            "going-private" transaction.

Uno Restaurant Corp.                     -Similar casual-dining pizzeria concept;
                                             Limited growth potential.

------------------------

(1) Net debt of $14.1 million is used to adjust from Aggregate Value to Equity Value. Net debt calculated as debt plus deferred liabilities minus cash.

(2) Assumes 8.9 million fully diluted shares outstanding as of 12/27/97.

(3) Estimates based on equity research from NationsBanc Montgomery and other investment banks.

-------------------------------------------------------------------------------

                                              STOCK                  CHNG FROM 12 MONTH        CALENDAR EPS (2)
                           LTM (1)  TICKER    PRICE   TWELVE MONTH   ------------------   -------------------------
COMPANY                     ENDED   SYMBOL   2/10/98   PRICE RANGE     LOW       HIGH      1996A    1997E    1998E
-------------------------  -------  -------  -------  -------------  -------   --------   -------  -------  -------
Au Bon Pain                10/4/97   ABPCA     7.88    5.88--10.25     34.0%    (23.2%)    (0.05)    0.19     0.34
Rock Bottom Restaurants    9/28/97   BREW      5.88    5.38--12.00      9.3%    (51.0%)     0.52     0.56     0.65
Sbarro, Inc.               10/5/97   SBA      29.31   25.13--30.00     16.7%     (2.3%)     1.84     1.90     2.08
Uno Restaurant Corp.       9/28/97   UNO       6.31    5.81--7.50       8.6%    (15.8%)     0.19     0.46     N/ A
                                                                      ------    -------
Average                                                                17.2%    (23.1%)
Median                                                                 13.0%    (19.5%)



                              SECULAR    CALENDAR P/E MULTIPLES
                                GRTH.   ------------------------  97 PE % OF   98 PE % OF
COMPANY                         RATE     1996A    1997E   1998E   GRTH. RATE   GRTH. RATE
---------------------------   -------   -------  ------- -------  -----------  -----------
Au Bon Pain                     18%        NM     41.4x   23.2x      236.8%       132.4%
Rock Bottom Restaurants         18%      11.3x    10.5x    9.0x       59.9%        51.6%
Sbarro, Inc.                    13%      15.9x    15.4x   14.1x      123.4%       113.0%
Uno Restaurant Corp.            15%      33.2x    13.6x     NM        90.8%         NM
                                ---      -----    -----   -----     -------        -----
Average                         16%      20.2x    20.2x   15.4x      127.8%        99.0%
Median                          16%      15.9x    14.5x   14.1x      107.1%       113.0%



                                                                      BOOK      PRICE                 AGGREGATE VALUE/LTM
                            SHARES O/S    MKT. CAP     AGGREGATE      VALUE       TO       DEBT /   ------------------------
COMPANY                       (MM)          ($MM)        VALUE      PER SHARE    BOOK     CAPITAL   REVENUES  EBIT    EBITDA
-------------------------   ----------    ---------    ---------    ---------   ------   ---------  --------  -----   ------
Au Bon Pain                   11.8           92.9         170.0        7.76      1.0x       46.9%      0.7x   10.2x    5.0x
Rock Bottom Restaurants        8.1           47.7          76.9        8.04      0.7x       31.3%      0.5x   11.3x    4.3x
Sbarro, Inc.                  20.4          599.2         496.9       10.45      2.8x        0.0%      1.5x    8.3x    5.9x
Uno Restaurant Corp.          11.0           69.2         114.2        6.46      1.0x       39.6%      0.6x   10.5x    4.9x
                                                                                            -----             -----    ----
Average                                                                          1.4x       29.5%      0.8x   10.1x    5.0x
Median                                                                           1.0x       35.5%      0.7x   10.4x    5.0x



                                  LTM MARGINS             NUMBER OF UNITS(3)         % UNIT GROWTH
                             ------------------------   ----------------------    --------------------
COMPANY                      EBIT     PRETAX    NET      1996    1997E   1998E     '96-'97    '97-'98
------------------------     -----   --------  ------   ------  ------- -------   ---------  ---------
Au Bon Pain                   6.7%      0.1%     NM       291     356     N/A        22.3%      N/A
Rock Bottom Restaurants       4.8%      4.2%     3.1%      49      63      69        28.6%      9.5%
Sbarro, Inc.                 17.6%     18.2%    11.3%     816     862     947         5.6%      9.9%
Uno Restaurant Corp.          6.1%      4.5%     3.0%     158     176     N/A        11.4%      N/A
                            ------     -----    -----     ---     ---     ---        -----     -----
Average                       8.8%      6.7%     5.8%     329     364     508        17.0%      9.7%
Median                        6.4%      4.4%     3.1%     225     266     508        16.9%      9.7%


------------------------
All data excludes restructuring charges, effects of changes in accounting principles and other non-recurring charges.

(1) All balance sheet and margin information applies to the period ended as of these dates.

(2) Earnings estimates are from NationsBanc Montgomery Research, First Call and other sources.

(3) Includes Company and Franchised Restaurants.

                                    Methodology 3
-------------------------------------------------------------------------------
                 ANALYSIS OF COMPARABLE M&A TRANSACTIONS
-------------------------------------------------------------------------------

Selected Restaurant Merger & Acquisition Transactions
($ in millions, except per share data)

                                                                                                 IMPLIED
                                                                                                 FERRARI
                                                                                                 EQUITY
                             TRANSACTION MULTIPLES                    IMPLIED FERRARI           VALUE PER
                                                                      EQUITY VALUATION          SHARE (2)
                            ------------------------               ----------------------  ---------------------
                              MEAN        MEDIAN        FERRARI      MEAN       MEDIAN       MEAN       MEDIAN
                            ---------  -------------  -----------  ---------  -----------  ---------   ---------
Aggregate Value to:

 1997 Revenues (1)               0.6x  --      0.6x       $136.7      $72.3        $72.5      $8.09  --   $8.11

 1997 EBITDA (1)                 5.1x  --      5.7x        $15.1      $63.0        $72.8      $7.05  --   $8.15

Equity Value to:

 1997 Net Income                19.5x  --     17.7x         $3.5      $68.4        $62.1      $7.65  --   $6.94

                                                              --------------------------------------------------
                                                              Indicated Valuation Range       $6.94  --    $8.15
                                                              --------------------------------------------------

------------------------

Source: Securites Data Company and public filings.

(1) Net debt of $14.1 million is used to adjust from Aggregate Value to Equity Value. Net debt calculated as debt plus deferred liabilities minus cash.

(2) Assumes 8.9 million fully diluted shares outstanding as of 12/27/97.

Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)

                                                      Equity/
     Ann.                                             Aggregate               LTM Target Information
                                                                          ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

Dec-97  Apple South Inc./                                $93.4              $733.0   $111.8     $34.7    $219.4
        Applebee's International Inc.                    $93.4

Dec-97  Timber Lodge Steakhouse Inc./                    $30.4               $24.3     $2.9      $1.0     $10.8
        GB Foods Corp.                                   $31.0

Oct-97  International Dairy Queen/                      $585.0              $421.1    $59.7     $38.1    $195.3
        Berkshire Hathaway, Inc.                        $585.0

Sep-97  Sagebrush Inc./                                  $38.4               $47.5     $6.1      $2.6     $18.7
        WSMP Inc.                                        $40.4

Sep-97  El Chico Restaurants Inc./                       $49.0              $104.6    $10.3      $2.8     $29.2
        Cracken Harkey & Co.                             $59.1

Sep-97  Checkers Drive-In Restaurants/                   $22.3              $155.8   ($39.5)   ($54.9)    $53.1
        Rally's Hamburgers Inc.                          $22.3

Sep-97  DavCo Restaurants Inc./                         $133.6              $215.2    $16.7      $3.3     $47.1
        Investor Group                                  $212.5

Sep-97  Quality Dining Inc./                             $49.0               $57.1  ($205.1)  ($211.5)    $30.5
        Bruegger's Corp.                                 $59.0

Sep-97  Ground Round Restaurants/                        $14.5              $195.5    ($3.1)   ($17.6)    $36.7
        GRR Holdings LLC (Boston Ventures)               $14.5

Aug-97  Perkins Family Restaurant LP/                    $76.3              $257.4    $34.0     $14.1     $61.2
        Restaurant Co.                                  $144.6

May-97  DAKA International Inc./                        $189.6              $403.0    $13.7    ($11.9)    $82.9
        Compass Group PLC                               $194.0

Apr-97  Hardee's Food Systems Inc./                     $222.9              $786.4    $19.5    ($30.2)   $315.0
        CKE Restaurants Inc.                            $327.0

Apr-97  Planet Hollywood International/                 $200.0              $349.2    $87.7     $36.1    $375.9
        Investor                                        $200.0

Mar-97  Rally's Hamburgers Inc./                        $111.8              $174.7    ($9.6)   ($28.3)   $119.6
        Checkers Drive-In Restaurants                   $182.0




                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Dec-97  Apple South Inc./                           0.1x            0.8x                  2.7x
        Applebee's International Inc.

Dec-97  Timber Lodge Steakhouse Inc./               1.3x           10.6x                  29.5x
        GB Foods Corp.

Oct-97  International Dairy Queen/                  1.4x            9.8x                  15.3x
        Berkshire Hathaway, Inc.

Sep-97  Sagebrush Inc./                             0.9x            6.6x                  14.8x
        WSMP Inc.



                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Sep-97  El Chico Restaurants Inc./                  0.6x            5.7x                  17.5x
        Cracken Harkey & Co.

Sep-97  Checkers Drive-In Restaurants/              0.1x            N/A                    N/A
        Rally's Hamburgers Inc.

Sep-97  DavCo Restaurants Inc./                     0.9x           11.7x                  33.4x
        Investor Group

Sep-97  Quality Dining Inc./                        1.0x             NA                    NA
        Bruegger's Corp.

Sep-97  Ground Round Restaurants/                   0.3x            N/A                    N/A
        GRR Holdings LLC (Boston Ventures)

Aug-97  Perkins Family Restaurant LP/               0.6x            4.3x                  5.4x
        Restaurant Co.

May-97  DAKA International Inc./                    0.5x           14.2x                   N/M
        Compass Group PLC

Apr-97  Hardee's Food Systems Inc./                 0.4x           16.7x                   N/A
        CKE Restaurants Inc.

Apr-97  Planet Hollywood International/             0.6x            2.3x                  5.5x
        Investor

Mar-97  Rally's Hamburgers Inc./                    1.0x            N/A                    N/A
        Checkers Drive-In Restaurants

Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)

                                                      Equity/
     Ann.                                             Aggregate               LTM Target Information
                                                                          ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

Feb-97  Hops Grill & Bar/                                $57.0               $45.0     $5.0     N/A       N/A
        Apple South, Inc.                                $57.0

Feb-97  McCormick & Schmick's/                           $52.0               $67.2     $6.8     N/A       N/A
        Apple South, Inc.                                $67.0

Jan-97  Checkers-Drive-In Restaurants/                   N/A                $160.7   ($31.9)   ($51.3)   $115.4
        CKE Restaurants, Inc.

Aug-96  Casa Bonita Inc./                                $42.0               $81.4    $10.3      $2.3     $14.1
        CKE Restaurants Inc.                             $42.0

Jun-96  Bugaboo Creek Steakhouse/                        $48.5               $46.3     $6.0      $2.0     $24.5
        Longhorn Steaks, Inc.                            $56.6

Jun-96  HomeTown Buffet/                                $175.2              $246.2    $35.3      $6.9     $74.0
        Buffets, Inc.                                   $216.7

Apr-96  Bayport Restaurant Group/                        $45.0               $53.6     $4.8     N/A       $22.9
        Landry's                                         $75.0

Feb-96  Bruegger's Bagel Bakery/                        $112.9               N/A      ($2.2)    N/A       ($8.1)
        Quality Dining                                  $112.9

Dec-95  Summit Family Restaurants/                       $34.5              $121.1     $1.5     ($6.1)    ($5.1)
        CKE Restaurants Inc.                             $42.5

Oct-95  Champps Entertainment, Inc./                     $65.9               $12.5     $1.2      $0.4     N/A
        DAKA International                               $64.1

Oct-95  Brinker Intl. (Grady's and Spaggedies)/          $70.0               $91.6    $10.6      $3.5     $58.2
        Quality Dining, Inc.                             $70.0

Sep-95  TPI Enterprises/                                $106.0              $280.4    $17.6     ($6.2)    $65.6
        Shoney's                                        $160.1

Aug-95  DF&R Restaurants/                               $208.0               $91.6    $15.1      $6.7     $58.4
        Apple South                                     $196.6

May-95  Marcus Corp. (Applebee's Division)/              $48.0               $35.6     $4.1     N/A       N/A



                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Feb-97  Hops Grill & Bar/                           N/A            11.4x                   N/A
        Apple South, Inc.

Feb-97  McCormick & Schmick's/                      N/A             9.9x                   N/A
        Apple South, Inc.

Jan-97  Checkers-Drive-In Restaurants/              N/A             N/A                    N/A
        CKE Restaurants, Inc.

Aug-96  Casa Bonita Inc./                           0.5x            4.1x                   N/A
        CKE Restaurants Inc.

Jun-96  Bugaboo Creek Steakhouse/                   1.2x            9.4x                  24.4x
        Longhorn Steaks, Inc.



                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Jun-96  HomeTown Buffet/                            0.9x            6.1x                  25.3x
        Buffets, Inc.

Apr-96  Bayport Restaurant Group/                   1.4x           15.5x                   N/A
        Landry's

Feb-96  Bruegger's Bagel Bakery/                    N/A             N/A                    N/A
        Quality Dining

Dec-95  Summit Family Restaurants/                  0.4x           27.8x                   NM
        CKE Restaurants Inc.

Oct-95  Champps Entertainment, Inc./                5.1x            N/A                    N/M
        DAKA International

Oct-95  Brinker Intl. (Grady's and Spaggedies)/     0.8x            6.6x                  20.1x
        Quality Dining, Inc.

Sep-95  TPI Enterprises/                            0.6x            9.1x                 -17.1x
        Shoney's

Aug-95  DF&R Restaurants/                           2.1x           13.0x                  31.2x
        Apple South

May-95  Marcus Corp. (Applebee's Division)/         1.3x           11.8x                   N/A




Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)

                                                      Equity/
     Ann.                                             Aggregate               LTM Target Information
                                                                          ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

        Apple South                                      $48.0

Oct-94  Innovative Restaurant Concepts/                  $53.2               $51.9    N/A        $2.0     $10.6
        Applebee's                                       $65.2

Sep-94  Pub Ventures of New England/                     $57.8               $32.0     $6.5      $2.4      $4.7
        Applebee's                                       $61.2

Jan-94  On The Border Cafes/                             $30.4               $27.6     $2.4      $0.8      $6.9
        Brinker International                            $32.1

Nov-93  St. Louis Bread Co./                             $24.0               $17.8     $1.8      $1.3     N/A
        Au Bon Pain Co., Inc.                            $27.5

May-93  Chevy's/                                        $130.0               $84.0     $5.6      $2.0     $12.5
        PepsiCo, Inc.                                   $126.0

May-93  NRH Corp (Tony Roma's)/                          $20.0               $46.3     $5.5      $1.1      $6.5
        National Pizza Co.                               $27.3

May-93  Foodmaker Inc. (Chi Chi's)/                     $270.0              $359.9    $45.0     $10.8     N/A
        Investor Group                                  $270.0

Feb-93  Minnesota Franchisee/                            $20.9               $24.4     $2.5      $1.1      $6.0
        Applebee's                                       $23.4

Jan-93  Two Pesos-Mexican Restaurant/                    $21.4               $41.6     $0.1     ($3.2)     $4.8
        Taco Cabana, Inc.                                $23.6

Nov-92  TW Holdings/                                    $635.0(2)         $3,685.4   $471.1    ($53.8)   $177.7
        KKR                                             $2,852.7



                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

        Apple South

Oct-94  Innovative Restaurant Concepts/             1.3x            N/A                   27.1x
        Applebee's

Sep-94  Pub Ventures of New England/                1.9x            9.4x                  24.4x
        Applebee's

Jan-94  On The Border Cafes/                        1.2x           13.4x                  38.0x
        Brinker International

Nov-93  St. Louis Bread Co./                        1.5x           15.3x                  18.5x
        Au Bon Pain Co., Inc.

May-93  Chevy's/                                    1.5x           22.5x                  65.0x
        PepsiCo, Inc.

May-93  NRH Corp (Tony Roma's)/                     0.6x            5.0x                  17.7x
        National Pizza Co.

May-93  Foodmaker Inc. (Chi Chi's)/                 0.8x            6.0x                  25.0x
        Investor Group

Feb-93  Minnesota Franchisee/                       1.0x            9.4x                  18.7x
        Applebee's

Jan-93  Two Pesos-Mexican Restaurant/               0.6x            N/A                    N/M
        Taco Cabana, Inc.

Nov-92  TW Holdings/                                0.8x            6.1x                   N/M
        KKR



Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)

                                                      Equity/
     Ann.                                             Aggregate               LTM Target Information
                                                                          ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

May-92  TaCasita & Sombrero Rosa/                        $13.7               $20.5     $1.3     ($0.2)    N/A
        Taco Cabana                                      $13.7

May-92  California Pizza Kitchen, Inc./                 $143.2               $60.0    N/A       N/A       N/A
        PepsiCo, Inc.                                   $143.2

Mar-92  Zipps Drive Thru Inc./                           $12.0               $19.5     $3.3      $1.1     N/A
        Rally's, Inc.                                    $12.0

Feb-92  Bayport Restaurant Group/                        N/A                 $23.0     $0.9      $0.3      $1.9
        Acquisition Group

Sep-90  Kentucky Fried Chicken (Franchises)/            $162.0              $140.0    $18.0      $6.0     N/A
        PepsiCo, Inc.                                   $162.0

Sep-90  Sizzler Restaurants/                            $304.9              $357.4    $51.2     $19.7    $172.7
        Collins                                         $302.5

Jan-90  Restaurant Associates/                          $110.0              $240.0    N/A       N/A       N/A
        Kyotaru Co. Ltd.                                $110.0

Jan-90  Roy Rogers/                                     $365.0              $390.0    N/A       N/A       N/A
        Hardee's Food Systems                           $365.0

Dec-89  Dunkin' Donuts/                                 $333.2              $120.1    N/A       $13.8     $11.2
        Allied-Lyons PLC                                $332.2

Oct-89  Skipper's, Inc./                                 $31.3               $83.0     $4.7      $0.2     $18.3
        National Pizza                                   $42.3

Aug-89  Jerrico/                                        $472.9              $663.7    $70.1     $25.3    $245.8
        Investor Group                                  $566.5

Jun-89  Ground Round (Hanson's)/                         $85.5              $203.0    $21.0      $7.4     $49.1
        International Proteins                           $99.5



                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

May-92  TaCasita & Sombrero Rosa/                   0.7x           10.1x                   N/M
        Taco Cabana

May-92  California Pizza Kitchen, Inc./             2.4x            N/A                    N/A
        PepsiCo, Inc.

Mar-92  Zipps Drive Thru Inc./                      0.6x            3.6x                  10.9x
        Rally's, Inc.

Feb-92  Bayport Restaurant Group/                   N/A             N/A                    N/A
        Acquisition Group

Sep-90  Kentucky Fried Chicken (Franchises)/        1.2x            9.0x                  27.0x
        PepsiCo, Inc.

Sep-90  Sizzler Restaurants/                        0.8x            5.9x                  15.5x
        Collins

Jan-90  Restaurant Associates/                      0.5x            N/A                    N/A
        Kyotaru Co. Ltd.

Jan-90  Roy Rogers/                                 0.9x            N/A                    N/A
        Hardee's Food Systems

Dec-89  Dunkin' Donuts/                             2.8x            N/A                   24.1x
        Allied-Lyons PLC

Oct-89  Skipper's, Inc./                            0.5x            9.0x                   N/M
        National Pizza

Aug-89  Jerrico/                                    0.9x            8.1x                  18.7x
        Investor Group

Jun-89  Ground Round (Hanson's)/                    0.5x            4.7x                  11.6x
        International Proteins



Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)

                                                      Equity/
     Ann.                                             Aggregate               LTM Target Information
                                                                          ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

Jun-89  TW Services/                                  $1,662.6            $3,627.9   $362.6     $54.9    $510.5
        Coniston                                      $2,709.7

Jun-89  Winchell's Donut House/                          $26.1              $144.2    ($3.1)   ($75.1)    N/A
        Shato Holdings Ltd.                              $41.9

May-89  TGI Fridays/                                    $258.1              $403.0    $30.1     $12.9    $121.0
        Carlson                                         $213.1

Mar-89  S&A Restaurants/                                $431.0              $716.1    $85.7      $7.3    $175.5
        Investor Group                                  $522.4

Dec-88  Franchise Enterprises/                           $46.0              $103.1    $14.0      $0.5      $3.4
        Investor Group                                   $99.5

Oct-88  Church's Fried Chicken/                         $395.7              $410.6    $41.3      $4.6    $243.5
        Copeland                                        $413.0

Aug-88  Foodmaker, Inc./                                $244.2              $727.1    $98.5      $7.7    $116.6
        Gibbons, Green, van Amerongen                   $769.9

Jul-88  Restaurant Management Svc./                      $45.6               $44.8     $6.3      $2.3     $21.6
        Golder,Thoma & Cressey                           $50.1

Mar-88  Shoney's South/                                 $131.5              $211.2    $33.1      $3.1     $81.0
        TPI Enterprises                                 $152.9

Jan-88  International King's Table/                      $58.6               $91.4    $10.4      $1.9     $22.3
        Horn & Hardart Co.                               $67.8

Dec-87  Hamburger Hamlets/                               $29.2               $48.0     $6.7      $0.6     $13.9
        Weatherly Restaurant Group                       $45.0

Nov-87  Calny's/                                         $53.0               $81.4    $15.0      $1.6     $40.0
        PespsiCo.                                        $94.3




                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Jun-89  TW Services/                                0.7x            7.5x                  30.3x
        Coniston

Jun-89  Winchell's Donut House/                     0.3x            N/M                    N/M
        Shato Holdings Ltd.

May-89  TGI Fridays/                                0.5x            7.1x                  20.0x
        Carlson

Mar-89  S&A Restaurants/                            0.7x            6.1x                  59.0x
        Investor Group

Dec-88  Franchise Enterprises/                      1.0x            7.1x                   N/M
        Investor Group

Oct-88  Church's Fried Chicken/                     1.0x           10.0x                   N/M
        Copeland

Aug-88  Foodmaker, Inc./                            1.1x            7.8x                  31.7x
        Gibbons, Green, van Amerongen

Jul-88  Restaurant Management Svc./                 1.1x            8.0x                  19.8x
        Golder,Thoma & Cressey

Mar-88  Shoney's South/                             0.7x            4.6x                  42.4x
        TPI Enterprises

Jan-88  International King's Table/                 0.7x            6.5x                  30.8x
        Horn & Hardart Co.

Dec-87  Hamburger Hamlets/                          0.9x            6.7x                  48.7x
        Weatherly Restaurant Group

Nov-87  Calny's/                                    1.2x            6.3x                  33.1x
        PespsiCo.



Selected Restaurant Merger & Acquisition Transactions
--------------------------------------------------------------------------------
($ in millions)



                                                       Equity/                   LTM Target Information
     Ann.                                             Aggregate           ---------------------------------------
     Date       Target/Acquiror                       Value (1)           Revs      EBITDA    Net Inc    Bk Val
------------    ------------------------------------  ----------------    --------  --------  ---------  ---------

Oct-87  Restaurant Assoc. Industry/                      $77.6              $230.5    $24.5      $4.3     $40.0
        Management                                      $125.5

Jun-87  Rusty Pelican/                                   $25.4               $59.4     $5.0      $0.5     $21.3
        Paragon Restaurant Group                         $42.4

May-87  Denny's/                                        $218.0            $1,202.2   $123.7    ($17.1)    $39.3
        TW Services                                     $782.5

Feb-87  Pizza Inn/                                       $51.8              $205.9    $16.2     ($0.9)    $25.4
        Pantera Corp.                                    $82.0




                                                    Aggregate Value as                    Equity Value as
     Ann.                                           a Multiple of :                       a Multiple of :
                                                    -----------------------------         ---------------
     Date       Target/Acquiror                     Revs            EBITDA                Net Inc
------------    ----------------------------------  -------------   -------------         ---------------

Oct-87  Restaurant Assoc. Industry/                 0.5x            5.1x                  18.0x
        Management

Jun-87  Rusty Pelican/                              0.7x            8.5x                  50.8x
        Paragon Restaurant Group

May-87  Denny's/                                    0.7x            6.3x                   N/M
        TW Services

Feb-87  Pizza Inn/                                  0.4x            5.1x                   N/M
        Pantera Corp.



                                Relevant Average    0.6x            5.1x                  19.5x

                                Relevant Median     0.6x            5.7x                  17.7x


--------------------------------------------------------------------------------
Note: Average and Medians based on transactions in bold for companies with performance issues.
(1) Aggregate value is assumed to be equal to equity value where liability data is unavailable.
(2) KKR purchased a 47.2% interest in TW Holdings for $300 million, which implies an equity consideration of $635 million for 100% of the company.

Comparable Management Buyout Offers
------------------------------------------------------------------------------
($ in millions, except per share data)



                                                                                              IMPLIED FERRARI
                                                                         IMPLIED FERRARI          EQUITY
                                  TRANSACTION MULTIPLES                 EQUITY VALUATION     VALUE PER SHARE (2)
                               --------------------------             --------------------  --------------------
                                    MEAN        MEDIAN      FERRARI     MEAN        MEDIAN      MEAN      MEDIAN
                               -------------  -----------  ---------  ---------    ---------  ---------  ---------
Aggregate Value to:
 1997 Revenues (1)                0.8x    --     0.9x       $ 136.7     $ 100.0    $ 112.6    $ 11.19  --  $ 12.60
 1997 EBITDA (1)                  7.1x    --     6.2x       $  15.1     $  93.5    $  80.6    $ 10.46  --  $  9.01

Equity Value to:
 1997 Net Income                 18.0x    --    15.2x       $   3.5     $  63.2    $  53.5    $  7.07  --  $  5.98

                                                                  -------------------------------------------------
                                                                  Indicated Valuation Range   $  7.00  --  $ 11.00
                                                                  -------------------------------------------------

------------------------

Source: Securites Data Company and public filings.

(1) Net debt of $14.1 million is used to adjust from Aggregate Value to Equity Value. Net Debt calculated as debt plus deferred liabilities minus cash.

(2) Assumes 8.9 million fully diluted shares outstanding as of 12/27/97.

COMPARABLE MANAGEMENT BUYOUT OFFERS
--------------------------------------------------------------------------------
($ in millions)




  DATE                                                                         AGGREGATE       EQUITY
ANNOUNCED     TARGET NAME                   ACQUIROR NAME                        VALUE          VALUE
---------     ---------------------------   --------------------------        -----------    -----------
01/20/98  Sbarro Inc                        Management Led Investor Group        $490.5       $ 585.3

09/05/97  DavCo Restaurants Inc             Management Led Investor Group         205.2         133.6

09/02/97  Ground Round Restuarants          GRR Holdings LLC                       56.9          18.4

08/04/97  Perkins Family Restaurant LP      Restaurant Co                         215.0         146.7

11/06/95  NPC International Inc             Management Led Investor Group         306.0         228.4



                                                                     AGGREGATE VALUE
                            LAST TWELVE MONTHS                             TO:
  DATE      ----------------------------------------------------    ------------------    EQUITY VALUE TO:
ANNOUNCED    REVENUE        EBITDA      NET INCOME    BOOK VALUE    REVENUE     EBITDA       NET INCOME
---------   ----------    ----------    ----------    ----------    -------     ------    ----------------
01/20/98    $    345.2    $     85.6    $     38.4    $    213.6      1.4 x      5.7 x        15.2 x

09/05/97         221.4          17.6           4.0          28.5      0.9 x     11.7 x        33.4 x

09/02/97         195.5          -0.2         (17.6)         23.8      0.3 x       NM            NM

08/04/97         382.7          50.6          27.1         117.7      0.6 x      4.3 x         5.4 x

11/06/95         314.5          45.2         (15.2)         21.8      1.0 x      6.8 x          NM

                                               -----------------------------------------------------------
                                                 Average              0.8 x      7.1 x        18.0 x
                                                  Median              0.9 x      6.2 x        15.2 x
                                               -----------------------------------------------------------



DISCOUNTED CASH FLOW ANALYSIS
-----------------------------------------------------------------------------
($ in millions)

                                                                                    PROJECTED
                                                              -----------------------------------------------------
                                                                1998       1999       2000       2001       2002
                                                              ---------  ---------  ---------  ---------  ---------
Net Income................................................  $   3.9   $     4.6  $     5.3  $     5.9  $     6.6
Net Interest Expense......................................      0.8         0.1       (0.5)      (0.9)      (1.4)
Income Tax................................................      2.2         2.7        3.0        3.4        3.8
                                                                ---         ---        ---  ---------  ---------
EBIAT.....................................................      6.9         7.4        7.9        8.4        8.9
Depreciation & Amortization...............................      9.2         9.8       10.4       11.1       11.8
Capital Expenditures......................................     (8.9)       (8.9)      (8.9)      (8.9)      (8.9)
Estimated Changes in Net Working Capital..................     (0.4)        0.3        0.3        0.3        0.3
                                                                ---         ---        ---  ---------  ---------
Free Cash Flow............................................  $   6.8  $      8.6  $     9.7  $    10.9  $    12.2

PV of FCFs Discounted at 10.8%.......................  $    35.4
Year 2002 EBITDA.....................................       12.2
EBITDA Exit Multiple.................................        6.0x
Year 2002 Exit Value.................................       73.2
PV of Exit Value.....................................  $    44.6
Total Aggregate Value of Firm........................  $    80.0
Less: Net Debt (1)...................................       14.1
                                                       ---------
Total Equity Value of Firm...........................  $    66.0
Total Fully Diluted Shares Outstanding...............        8.9
Equity Price per Fully Diluted Share.................  $    7.38
Equity Price per Share

            EBITDA EXIT MULTIPLE/DISCOUNT
                        RATE
           -------------------------------
             6.0X       7.0 X      8.0 X
           ---------  ---------  ---------
10.0%....       7.64       8.51       9.37
11.0%....       7.32       8.14       8.97
12.0%....       7.01       7.80       8.59

Note: Free Cash Flow discounted to end of February, 1998.

(1) Net Debt is calculated as debt plus deferred liabilities plus transaction fees minus cash.

Discounted Cash Flow Analysis--Calculation of Weighted Average Cost of Capital
-------------------------------------------------------------------------------
($ in millions)


Median Debt / Market Cap.         =           27.9%
Risk Free Rate (1)                =            5.5%
Average Unlevered Beta            =           0.74
Relevered Beta                    =           0.88
Market Premium (2)                =            8.4%
Cost of Public Equity             =           12.9%
Pre-Tax Cost of Debt              =            8.4%
Tax Rate                          =           36.4%
----------------------------------------------------
WACC                                          10.8%
----------------------------------------------------

RELEVANT DATA:

                                              TOTAL      MKT.        NET         DEBT/                    UNLEV.
COMPARABLE COMPANIES                           CAP.       CAP.       DEBT      TOTAL CAP.     BETA (3)     BETA
----------------------------------------    ---------  ---------  ---------  -------------  ----------   -------
Applebee's                                  $   585.8  $   568.5  $    17.3        2.9%        1.08      1.06
Au Bon Pain                                     170.0       92.9       77.1       45.4%        0.75      0.58
Boston Chicken, Inc.                          1,186.6      564.4      622.2       52.4%        1.74      1.30
Buffets, Inc.                                   428.3      420.4        7.9        1.9%        0.78      0.77
Cooker Restaurant Corp.                         127.6       92.1       35.5       27.9%        0.68      0.58
Darden Restaurants                            2,301.5    1,949.9      351.7       15.3%        0.88      0.80
Einstein/Noah Bagel Corp.                       275.2      180.7       94.5       34.3%        1.45      1.19
NPC International                               457.9      245.6      212.2       46.4%        0.73      0.56
Pollo Tropical, Inc.                             77.8       74.6        3.2        4.1%        0.91      0.89
Rock Bottom Restaurants                          75.9       46.7       29.2       38.5%        0.57      0.46
Ryan's Family Stkhouse                          507.2      383.7      123.5       24.3%        0.71      0.61
Sbarro, Inc.                                    499.4      601.8     (102.4)        NM         0.56      0.64
Taco Cabana                                     101.7       83.4       18.3       18.0%        0.69      0.62
Uno Restaurant Corp.                            114.9       69.9       45.0       39.2%        0.45      0.36
                                               ----------------------------------------------------------------
                                                    Average                       27.0%                  0.74
                                                    Median                        27.9%                  0.63
                                               ----------------------------------------------------------------

------------------------

(1) 30 Year Treasury Rate as of 2/6/98.

(2) Market Premium according to Ibbotson, data from 1923--1986.

(3) Predicted Betas taken from Barra Beta Service.

Income Statement
---------------------------------------------------------------------
($ in millions, except EPS data)

                                                HISTORICAL                           PROJECTED
                                        --------------------------    ------------------------------------------------------
                                         1995      1996      1997      1998 P     1999 P     2000 P      2001 P      2002 P
                                        ------    ------    ------    -------    -------    --------    --------    --------
Net Sales                               $120.3    $128.0    $136.7     $145.6     $155.1     $165.2       $175.9      $187.3
Cost of Sales                             31.1      32.5      34.1       36.3       38.7       41.2         43.9        46.7
                                        ------    ------    ------     ------     ------     ------       ------      ------
Gross Profit                              89.2      95.6     102.6      109.3      116.4      124.0        132.0       140.6
Operating Expenses(1)                     75.2      80.3      87.5       93.2       99.2      105.7        112.5       119.8
Net Operating Income                      14.0      15.2      15.1       16.1       17.2       18.3         19.5        20.8
Depreciation                               9.1       8.8       8.6        9.2        9.8       10.4         11.1        11.8
                                        ------    ------    ------     ------     ------     ------       ------      ------
EBIT                                       4.9       6.4       6.5        6.9        7.4        7.9          8.4         8.9
Depreciation                               9.1       8.8       8.6        9.2        9.8       10.4         11.1        11.8
                                        ------    ------    ------     ------     ------     ------       ------      ------
EBITDA                                    14.0      15.2      15.1       16.1       17.2       18.3         19.5        20.8
Interest Income                            0.0       0.0       0.0        0.0        0.1        0.5          0.9         1.4
Interest Expense                           1.3       1.3       1.0        0.9        0.2        0.0          0.0         0.0
                                        ------    ------    ------     ------     ------     ------       ------      ------
Pre-tax Income                             3.7       5.2       5.5        6.1        7.3        8.3          9.3        10.3
Income Taxes                               1.4       1.9       2.0        2.2        2.7        3.0          3.4         3.8
                                        ------    ------    ------     ------     ------     ------       ------      ------
Net Income                              $  2.3    $  3.2    $  3.5     $  3.9     $  4.6     $  5.3       $  5.9      $  6.6
Earnings Per Share                      $ 0.27    $ 0.36    $ 0.39     $ 0.44     $ 0.52     $ 0.60       $ 0.66      $ 0.74
Shares Outstanding                         8.7       8.9       8.9        8.9        8.9        8.9          8.9         8.9
                                        ------    ------    ------     ------     ------     ------       ------      ------
                                        ------    ------    ------     ------     ------     ------       ------      ------

Margins:                                                     Margin Assumptions:
---------------------------------------------------------    ----------------------------------------------------------------
Sales Growth                                         6.5%      6.8%       6.5%      6.5%        6.5%         6.5%         6.5%
Cost of Sales (% of Sales)                25.8%     25.4%     24.9%      24.9%     24.9%       24.9%        24.9%        24.9%
Operating Expenses (% of Sales)           62.5%     62.7%     64.0%      64.0%     64.0%       64.0%        64.0%        64.0%
Depreciation (% of Sales)                  7.6%      6.9%      6.3%       6.3%      6.3%        6.3%         6.3%         6.3%
Tax Rate                                  37.5%     37.5%     36.4%      36.4%     36.4%       36.4%        36.4%        36.4%
EBIT Margin                                4.1%      5.0%      4.8%       4.8%      4.8%        4.8%         4.8%         4.8%
EBITDA Margin                             11.7%     11.9%     11.1%      11.1%     11.1%       11.1%        11.1%        11.1%
Pre-Tax Margin                             3.1%      4.0%      4.0%       4.2%      4.7%        5.1%         5.3%         5.5%
Net Margin                                 1.9%      2.5%      2.6%       2.7%      3.0%        3.2%         3.4%         3.5%

 ------------------------

(1) Operating Expenses includes G&A and Taxes other than Income Taxes.

BALANCE SHEET
--------------------------------------------------------------------------------
($ in millions)

                                                     ACTUAL                                     PROJECTED
                                               FY ENDED DECEMBER                            FY ENDED DECEMBER
                                         -------------------------------  -----------------------------------------------------
                                           1995       1996       1997       1998       1999       2000       2001       2002
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Current Assets
Cash                                     $     1.4  $     4.3  $     6.1  $     0.5  $     2.1  $     9.3  $    17.7  $    27.5
Accounts Receivable                            0.2        0.2        0.2        0.2        0.3        0.3        0.3        0.3
Inventories                                    1.0        1.0        1.2        1.3        1.4        1.5        1.6        1.7
Other Current Assets                           2.0        2.1        2.0        2.2        2.3        2.5        2.6        2.8
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Current Assets                     $     4.5  $     7.6  $     9.5        4.2        6.1       13.5       22.2       32.3

Property, Plant & Equipment (net)             89.9       91.9       91.5       91.2       90.4       88.8       86.6       83.7

Other Assets                                   4.6        3.1        3.1        3.3        3.6        3.8        4.0        4.3

Goodwill and Intangible Assets              --         --         --         --         --         --         --         --

Total Assets                             $    98.9  $   102.5  $   104.2  $    98.8  $   100.0  $   106.1  $   112.9  $   120.3
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------

Liabilities and Shareholders' Equity
Accounts Payable                         $     4.2  $     4.2  $     6.0  $     6.4  $     6.8  $     7.2  $     7.7  $     8.2
Accrued Expenses                               0.5        1.0        1.7        1.2        1.2        1.3        1.4        1.5
Accrued Payroll                                2.4        3.3        3.7        3.9        4.2        4.5        4.7        5.1
Other Liabilities                              2.6        1.9        1.3        1.3        1.3        1.3        1.3        1.3
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
Total Current Liabilities                      9.7       10.4       12.7       12.8       13.5       14.3       15.1       16.0

Deferred Rent                                  5.6        6.1        6.6        6.6        6.6        6.6        6.6        6.6
Notes Payable                                  0.1        0.1        0.0        0.0        0.0        0.0        0.0        0.0
Total Bank Debt                               19.5       18.5       13.5        4.2        0.0        0.0        0.0        0.0
Senior Sub Debt                             --         --         --         --         --         --         --         --

Stockholders' Equity                          64.1       67.5       71.4       75.3       79.9       85.2       91.1       97.7

Total Liabilities and Stockholders'
  Equity                                 $    98.9  $   102.5  $   104.2  $    98.8  $   100.0  $   106.1  $   112.9  $   120.3
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------


                                                     ACTUAL                                     PROJECTED
                                         -------------------------------  -----------------------------------------------------
                                           1995       1996       1997       1998       1999       2000       2001       2002
                                         ---------  ---------  ---------  ---------  ---------  ---------  ---------  ---------
RATIOS:
Receivable Days                                0.5        0.5        0.6        0.6        0.6        0.6        0.6        0.6
Payable Days                                  49.9       47.0       64.0       64.0       64.0       64.0       64.0       64.0
Inventory Turns                               32.7       31.0       27.9       27.9       27.9       27.9       27.9       27.9
Other Current Assets (% of Revenue)           1.7%       1.6%       1.5%       1.5%       1.5%       1.5%       1.5%       1.5%
Other Assets (% of Sales)                     3.8%       2.4%       2.3%       2.3%       2.3%       2.3%       2.3%       2.3%
Accrued Expenses (% of Revenues)              0.4%       0.8%       1.2%       0.8%       0.8%       0.8%       0.8%       0.8%
Accrued Payroll (% of Revenues)               2.0%       2.6%       2.7%       2.7%       2.7%       2.7%       2.7%       2.7%
Other Liabilities (% of Total Sales)          2.1%       1.5%       0.9%       0.9%       0.9%       0.9%       0.9%       0.9%
Capex (% of Sales)                           23.0%       8.4%       6.5%       6.1%       5.7%       5.4%       5.1%       4.8%
Capex                                         27.6       10.8        8.9        8.9        8.9        8.9        8.9        8.9
Depreciation & Amortization                    9.1        8.8        8.6        9.2        9.8       10.4       11.1       11.8
Deferred Rent                                  5.6        6.1        6.6        6.6        6.6        6.6        6.6        6.6


STATEMENT OF CASH FLOWS
--------------------------------------------------------------------------------
($ in millions)

                                                                             PROJECTED DECEMBER 31,
                                                        -------------------------------------------------------
                                                          1998       1999       2000       2001         2002
                                                        ---------  ---------  ---------  ---------    ---------
NET INCOME                                                  3.9        4.6        5.3        5.9           6.6

  Depreciation and Amortization                             9.2        9.8       10.4       11.1          11.8
  (Incr.)/Decr. in AR                                       0.0       (0.0)      (0.0)      (0.0)         (0.0)
  (Incr.)/Decr. in Inventories                             (0.1)      (0.1)      (0.1)      (0.1)         (0.1)
  (Incr.)/Decr. in Other Current Assets                    (0.2)      (0.1)      (0.2)      (0.2)         (0.2)
  (Incr.)/Decr. in Other Assets                            (0.2)      (0.2)      (0.2)      (0.2)         (0.3)
  Incr./(Decr.) in AP                                       0.4        0.4        0.4        0.5           0.5
  Incr./(Decr.) Accrued Expenses                           (0.5)       0.1        0.1        0.1           0.1
  Incr./(Decr.) Accrued Payroll                             0.2        0.3        0.3        0.3           0.3
  Incr./(Decr.) Other Liabilities                           0.0        0.0        0.0        0.0           0.0

NET CASH PROVIDED BY OPERATING ACTIVITIES                  12.7       14.7       16.0       17.3          18.7

CASH FLOWS FROM INVESTING ACTIVITIES
  CAPEX                                                    (8.9)      (8.9)      (8.9)      (8.9)         (8.9)
  Other                                                     0.0        0.0        0.0        0.0           0.0
  Company Recapitalization                                  0.0        0.0        0.0        0.0           0.0
                                                            ---        ---        ---        ---           ---
NET CASH PROVIDED BY INVESTING ACTIVITIES                  (8.9)      (8.9)      (8.9)      (8.9)         (8.9)

CASH FLOW FROM FINANCING ACTIVITIES
  Deferred Rent                                             0.0        0.0        0.0        0.0           0.0
  Notes Payable and Capitalized Lease                       0.0        0.0        0.0        0.0           0.0
  Bank Debt                                                (9.3)      (4.2)       0.0        0.0           0.0
  Senior Sub Debt                                           0.0        0.0        0.0        0.0           0.0
                                                            ---        ---        ---        ---           ---
NET CASH PROVIDED BY FINANCING ACTIVITIES                  (9.3)      (4.2)       0.0        0.0           0.0

NET CASH INCREASE/(DECREASE)                               (5.6)       1.6        7.1        8.4           9.8

CASH BEGINNING OF PERIOD                                    6.1        0.5        2.1        9.3          17.7
CASH END OF PERIOD                                          0.5        2.1        9.3       17.7          27.5

MINIMUM CASH BALANCE                                        0.5        0.5        0.5        0.5           0.5